                    BANC OF AMERICA SECURITIES [LOGO OMITTED]

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$421,277,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
Offered Classes: A-1, A-2, M-1, M-2, M-3, M-4, M-5 & M-6

ASSET BACKED FUNDING CORPORATION
Depositor

WMC MORTGAGE CORP.
Originator

HOMEQ SERVICING CORPORATION
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager



OCTOBER 28, 2003



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     >>    SUMMARY OF CERTIFICATES                               PP. 3

     >>    IMPORTANT DATES AND CONTACTS                          PP. 4

     >>    SUMMARY OF TERMS                                      PP. 5

     >>    CREDIT ENHANCEMENT                                    PP. 7

     >>    PASS-THROUGH RATES                                    PP. 9

     >>    TRIGGER EVENTS AND DESCRIPTION OF STEPDOWN DATE       PP. 11

     >>    YIELD MAINTENANCE AGREEMENT(S)                        PP. 12

     >>    WATERFALL                                             PP. 13

     >>    DEFINITIONS                                           PP. 17

     >>    BOND SUMMARY                                          PP. 22

     >>    CAP SCHEDULES                                         PP. 24

     ANNEX A
     -------
     COLLATERAL INFORMATION CAN BE LOCATED IN THE ACCOMPANYING
     ABFC 2003-WMC1 ANNEX A


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
                                                                  Expected       Expected Last
               Expected                            Expected       Principal        Scheduled
             Approximate    Interest   Principal   WAL (yrs)    Window (mos)     Distribution
  Class         Size*         Type       Type      CALL/MAT       CALL/MAT          Date**
                                                                                     CALL              Expected Ratings
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  MOODY'S     S&P     FITCH
------------------------------------------------------------------------------------------------------------------------------
  A-1***     212,514,000    Floating      Sen               NOT OFFERED HEREBY***                   Aaa       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
   A-2       134,975,000    Floating      Sen       2.46/2.68    1-88/1-187       March 2011        Aaa       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
   M-1        27,670,500    Floating     Mezz       4.99/5.50   40-88/40-164      March 2011        Aa2       AA        AA
------------------------------------------------------------------------------------------------------------------------------
   M-2        19,519,500    Floating     Mezz       4.92/5.38   39-88/39-148      March 2011        A2         A        A+
------------------------------------------------------------------------------------------------------------------------------
   M-3        9,438,000     Floating     Mezz       4.90/5.28   38-88/38-131      March 2011        A3        A-        A
------------------------------------------------------------------------------------------------------------------------------
   M-4        6,435,000     Floating     Mezz       4.89/5.20   38-88/38-119      March 2011       Baa1      BBB+      BBB+
------------------------------------------------------------------------------------------------------------------------------
   M-5        5,577,000     Floating     Mezz       4.87/5.06   37-88/37-108      March 2011       Baa2       BBB      BBB
------------------------------------------------------------------------------------------------------------------------------
   M-6        5,148,000     Floating     Mezz       4.81/4.83   37-88/37-94       March 2011       Baa3      BBB-      BBB-
------------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

** The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed to Call and other modeling assumptions.

*** The Class A-1 Certificates will be offered pursuant to the prospectus, however, will be excluded from this term sheet.

--------------------------------------------------------------------------------
STRUCTURE:
----------
(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.
(2) The margin on the Class A Certificates will double and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(3) The Offered Certificates will be subject to a Net WAC Rate as described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
ADJUSTABLE-RATE         100% ARM PPC
MORTGAGE LOANS          28% CPR
--------------------------------------------------------------------------------
FIXED-RATE MORTGAGE     100% FRM PPC
LOANS                   100% FRM PPC assumes that prepayments start at 2.3% CPR
                        in month one, increase by 2.3% each month to 23% CPR in
                        month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                               SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------
DEAL INFORMATION                                                     COLLATERAL INFORMATION
Expected Pricing                10/27/2003                           Statistical Cut-off Date          10/01/2003
Expected Settlement             11/25/2003                           Cut-off Date                      11/01/2003
First Distribution              12/25/2003
Expected Stepdown               12/25/2006

BOND INFORMATION
                                                                                     Expected                  REMIC
    Class        Dated Date        Initial        Accrual Method       Delay       Last Scheduled             Maturity
                                 Accrual Days                          Days      Distribution Date *           Date **
------------------------------------------------------------------------------------------------------------------------------
     A-1                                                 NOT OFFERED HEREBY
------------------------------------------------------------------------------------------------------------------------------
     A-2         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-1         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-2         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-3         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-4         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-5         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-6         11/25/2003           0               Act/360            0           March 2011              10/25/2033
------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to Call and other modeling assumptions.

** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE             Tel:  (704) 388-1597
--------------------------             Fax:  (704) 335-5904

Chris Hentemann                        chris.c.hentemann@bankofamerica.com
Jeff Willoughby                        jeff.t.willoughby@bankofamerica.com
Rob Karr                               robert.h.karr@bankofamerica.com
Patrick Beranek                        patrick.beranek@bankofamerica.com

PRINCIPAL FINANCE GROUP                Fax: (704) 388-9668
-----------------------

Mary Rapoport                          Tel: (704) 387-0998
                                       mary.e.rapoport@bankofamerica.com
Juanita Deane-Warner                   Tel: (704) 683-5445
                                       juanita.l.deane-warner@bankofamerica.com
Shaun Ahmad                            Tel:  (704) 387-2658
                                       shaun.ahmad@bankofamerica.com
Rajneesh Salhotra                      Tel: (704) 386-1540
                                       rajneesh.salhotra@bankofamerica.com
Pinar Kip                              Tel: (704) 387-1852
                                       pinar.kip@bankofamerica.com
RATING AGENCIES
Phoebe Yu - Moody's                    (212) 553-3712
Jamie Moy - Fitch                      (212) 908-0862
Bridget Steers - S&P                   (212) 438-2610
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF TERMS
-------------------------------------------------------------------------------------------------------------------------
ISSUER:                             ABFC 2003-WMC1 Trust (the "Trust")

TITLE OF SECURITIES:                Asset Backed Funding Corporation Asset-Backed Certificates, Series 2003-WMC1

OFFERED CERTIFICATES:               The Class A-1 and Class A-2 Certificates (the "Class A Certificates") and the Class
                                    M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the
                                    "Mezzanine Certificates")

OFFERING TYPE:                      All the Offered Certificates will be offered publicly pursuant to a Prospectus

DEPOSITOR:                          Asset Backed Funding Corporation

ORIGINATOR:                         WMC Mortgage Corp.

SERVICER:                           HomEq Servicing Corporation

TRUSTEE AND CUSTODIAN:              JPMorgan Chase Bank

CREDIT RISK MANAGER:                The Murrayhill Company

LEAD MANAGER AND BOOKRUNNER:        Banc of America Securities LLC

CO-MANAGERS:                        Bear, Stearns & Co. Inc. and Countrywide Securities Corporation

CLOSING DATE:                       On or about November 25, 2003

TAX STATUS:                         The Offered Certificates will be designated as regular interests in one or more
                                    REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA                               ELIGIBILITY: All of the Offered Certificates are expected to be ERISA eligible under
                                    Banc of America Securities LLC's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered
                                    Certificates remain in the four highest rating categories.

SMMEA                               ELIGIBILITY: The Offered Certificates are NOT expected to constitute "mortgage related securities" for purposes of SMMEA.

DISTRIBUTION DATES:                 The 25th of each month, or if such day is not a business day, the next succeeding business day, beginning in December 2003.

ACCRUED INTEREST:                   The price to be paid by investors for the Offered Certificates will not include accrued interest (settle flat).

DAY COUNT:                          With respect to the Offered Certificates, Actual/360.

PAYMENT DELAY:                      With respect to the Offered Certificates, 0 days.

SERVICING FEE:                      Approximately 0.50% per annum on the aggregate principal balance of the Mortgage
                                    Loans.

TRUSTEE FEE:                        Approximately 0.006% per annum on the aggregate principal balance of the Mortgage
                                    Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF TERMS
-------------------------------------------------------------------------------------------------------------------------
CREDIT RISK MANAGER FEE:            Approximately 0.0175% per annum on the aggregate principal balance of the Mortgage
                                    Loans.

CUT-OFF DATE:                       November 1, 2003

STATISTICAL CUT-OFF DATE:           October 1, 2003

MORTGAGE LOANS:                     As of the Statistical Cut-off Date, the aggregate principal balance of the Mortgage
                                    Loans was approximately $432,724,004 of which: (i) approximately $264,640,871 consisted of a pool of conforming balance fixed-rate and adjustable-rate Mortgage
                                    Loans (the "Group I Mortgage Loans") and (ii) approximately $168,083,133 consisted of a pool of non-conforming balance fixed-rate and adjustable-rate mortgage loans
                                    (the "Group II Mortgage Loans" and, together with the Group I Mortgage Loans, the
                                    "Mortgage Loans"). SEE THE ACCOMPANYING ABFC 2003-WMC1 COLLATERAL ANNEX FOR
                                    ADDITIONAL INFORMATION ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:          The first Distribution Date on which the aggregate principal balance of the Mortgage
                                    Loans declines to 10% or less of the aggregate principal balance of the Mortgage
                                    Loans as of the Cut-off Date ("Cut-Off Date Principal Balance").

MONTHLY SERVICER ADVANCES:          The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

AVAILABLE FUNDS:                    Available Funds will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Servicer or the
                                    Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Trustee prior to the Distribution Date, after deduction of the Trustee Fee for such Distribution Date, the Servicing Fee for such Distribution Date and the Credit Risk Manager Fee for such Distribution Date,
                                    (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments,
                                    Insurance Proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the
                                    Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the termination price and (iv) payments from the Servicer in connection with
                                    Advances and prepayment interest shortfalls for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   CREDIT ENHANCEMENT
-------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT:                 Credit enhancement for the structure is provided by Excess Cashflow, overcollateralization and subordination.

                                    CERTIFICATE CREDIT ENHANCEMENT
                                    ------------------------------

                                    (1)  The Class A Certificates are enhanced by Excess Cashflow, approximately 17.20%
                                         in subordinate certificates and the Overcollateralization Amount.

                                    (2)  The Class M-1 Certificates are enhanced by Excess Cashflow, approximately 10.75%
                                         in subordinate certificates and the Overcollateralization Amount.

                                    (3)  The Class M-2 Certificates are enhanced by Excess Cashflow, approximately 6.20%
                                         in subordinate certificates and the Overcollateralization Amount.

                                    (4)  The Class M-3 Certificates are enhanced by Excess Cashflow, approximately 4.00%
                                         in subordinate certificates and the Overcollateralization Amount.

                                    (5)  The Class M-4 Certificates are enhanced by Excess Cashflow, approximately 2.50%
                                         in subordinate certificates and the Overcollateralization Amount.

                                    (6)  The Class M-5 Certificates are enhanced by Excess Cashflow, approximately 1.20%
                                         in subordinate certificates and the Overcollateralization Amount.

                                    (7)  The Class M-6 Certificates are enhanced by Excess Cashflow and the
                                         Overcollateralization Amount.

EXPECTED CREDIT SUPPORT PERCENTAGE:
                                            Class              Initial Credit Support            After Stepdown Support
                                            -----              ----------------------            ----------------------
                                              A                        19.00%                            38.00%
                                             M-1                       12.55%                            25.10%
                                             M-2                       8.00%                             16.00%
                                             M-3                       5.80%                             11.60%
                                             M-4                       4.30%                              8.60%
                                             M-5                       3.00%                              6.00%
                                             M-6                       1.80%                              3.60%

EXPECTED OVERCOLLATERALIZATION      Prior to the Stepdown Date, the Overcollateralization Target Amount will be
TARGET AMOUNT:                      approximately 1.80% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date. The Overcollateralization Target Amount on or after the Stepdown
                                    Date will be the lesser of approximately (a) 1.80% of the aggregate Principal
                                    Balance of the Mortgage Loans as of the Cut-off Date and (b) 3.60% of the aggregate
                                    Principal Balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; provided however, if a Trigger Event has occurred on the related Distribution Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount for the previous Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   CREDIT ENHANCEMENT
-------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION RELEASE       The Overcollateralization Release Amount means, with respect to any Distribution
                                    Date AMOUNT: on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such
                                    Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                                    Overcollateralization Target Amount for such Distribution Date.

OVERCOLLATERALIZATION DEFICIENCY    As of any Distribution Date, the Overcollateralization Deficiency Amount is the
AMOUNT:                             excess, if any, of (a) the Overcollateralization Target Amount for such Distribution
                                    Date over (b) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such
                                    Distribution Date of the certificate principal balances of all classes of
                                    Certificates resulting from the distribution of the Principal Distribution Amount
                                    (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of
                                    Certificates on such Distribution Date.

OVERCOLLATERALIZATION AMOUNT:       The Overcollateralization Amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered
                                    Certificates. On the Closing Date, the Overcollateralization Amount is expected to approximately equal the Overcollateralization Target Amount. To the extent the
                                    Overcollateralization Amount is reduced below the Overcollateralization Target
                                    Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

EXCESS CASHFLOW:                    For the Offered Certificates on each Distribution Date is equal to the sum of (x) any
                                    Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Offered Certificates and (ii) the Principal
                                    Remittance Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:

The Formula Rate is the lesser of:

     (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

     (ii)    the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

ADJUSTED NET MORTGAGE RATE:

The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the Credit Risk Manager Fee.

ADJUSTED NET MAXIMUM MORTGAGE RATE:

The Adjusted Net Maximum Mortgage Rate for each Mortgage Loan is equal to the maximum mortgage interest rate (or the mortgage interest rate in the case of any Fixed Rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the Credit Risk Manager Fee.

MAXIMUM CAP RATE:

The Maximum Cap Rate for the Class A-1 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

The Maximum Cap Rate for the Class A-2 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

The Maximum Cap Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I and Group II Mortgage Loans, weighted proportionally between the two loan groups in the proportion that (i) the difference between (a) the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the collection period and (b) the certificate principal balance of the Class A-1 Certificates before such Distribution Date, bears to (ii) the difference between (a) the aggregate principal balance of the Group II Mortgage Loans as of the beginning of such collection period and (b) the certificate principal balance of the Class A-2 Certificates before such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------


NET WAC RATE:

The Net WAC Rate for the Class A-1 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

The Net WAC Rate for the Class A-2 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

The Net WAC Rate for the Mezzanine Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal of the Adjusted Net Mortgage Rates of the Group I and Group II Mortgage Loans, weighted proportionally between the two loan groups in the proportion that (i) the difference between (a) the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the collection period and (b) the certificate principal balance of the Class A-1 Certificates before such Distribution Date, bears to (ii) the difference between
(a) the aggregate principal balance of the Group II Mortgage Loans as of the beginning of such collection period and (b) the certificate principal balance of the Class A-2 Certificates before such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

NET WAC RATE CARRYOVER AMOUNT:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    TRIGGER EVENT AND EXPLANTION OF THE STEPDOWN DATE
-------------------------------------------------------------------------------------------------------------------------
TRIGGER EVENT:                      A Trigger Event exists with respect to any Distribution Date on or after the
                                    Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans
                                    (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 42.75% of the senior enhancement percentage or (ii)
                                    if the Cumulative Realized Loss Percentage exceeds the values defined below for such
                                    Distribution Date:


                                               DISTRIBUTION DATES                   CUMULATIVE REALIZED LOSS PERCENTAGE
                                               ------------------                   -----------------------------------
                                          December 2006 - November 2007                            2.75%
                                          December 2007 - November 2008                            4.25%
                                          December 2008 - November 2009                            5.50%
                                          December 2009 - November 2010                            6.25%
                                             December 2010 and after                               6.50%

STEPDOWN DATE:                      The earlier to occur of (i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in December 2006 and (b) the first Distribution
                                    Date on which the Credit Enhancement Percentage is greater than or equal to 38.00%.
                                    The Credit Enhancement Percentage is obtained by dividing (x) the aggregate certificate principal balance of the Mezzanine Certificates plus the
                                    Overcollateralization Amount (before taking into account distributions of principal on such Distribution Date) by (y) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [](the "Counterparty") for the benefit of the Offered Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 8.88%. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2007.

------------------------------------------------------------------------------------------------------------------------------
                                          YIELD MAINTENANCE AGREEMENT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
     PERIOD               NOTIONAL                STRIKE                 PERIOD               NOTIONAL            STRIKE
------------------------------------------------------------------------------------------------------------------------------
       1              $429,000,000.00              6.07                    21              $255,679,576.34         5.89
       2              $419,344,187.11              5.87                    22              $248,973,067.68         7.03
       3              $409,685,036.46              5.87                    23              $242,481,530.94         7.28
       4              $400,017,615.54              6.30                    24              $236,159,301.13         7.03
       5              $390,338,680.34              5.88                    25              $230,001,944.31         7.28
       6              $380,646,503.33              6.08                    26              $224,005,150.38         7.03
       7              $370,941,104.49              5.88                    27              $218,164,722.34         7.03
       8              $361,226,243.61              6.09                    28              $212,476,573.27         8.50
       9              $351,749,200.15              5.88                    29              $206,951,703.30         7.64
      10              $342,520,898.37              5.88                    30              $201,570,499.32         7.90
      11              $333,534,938.86              6.09                    31              $196,329,210.83         7.63
      12              $324,784,929.74              5.88                    32              $191,224,190.97         7.90
      13              $316,264,646.38              6.09                    33              $186,251,888.30         7.63
      14              $307,968,042.69              5.88                    34              $181,408,844.25         8.26
      15              $299,889,232.18              5.89                    35              $176,704,223.55         8.60
      16              $292,022,483.77              6.56                    36              $172,122,467.48         8.30
      17              $284,362,236.53              5.89                    37              $167,659,474.11         8.59
      18              $276,903,048.21              6.10                    38              $163,312,157.32         8.30
      19              $269,639,619.11              5.89                    39              $159,077,511.54         8.30
      20              $262,566,799.70              6.10
------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-2 Certificates, the remaining Accrued Certificate Interest and then the remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-2 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-2 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and then the remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements and transfers in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(vii)       any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the certificates principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero; and

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------


IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to V(i) below.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to IV(i) above.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after IV through V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)   to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv) to the Excess Reserve Fund Account, an amount equal to the excess, if any, of the Net WAC Rate Carryover Amounts, over the sum of any funds on deposit in the Excess Reserve Fund Account and any payments received by the Trustee under the Yield Maintenance Agreement;

(xv) from funds on deposit in the Excess Reserve Fund Account, an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates in the same order and priority in which Accrued Certificate Interest is allocated; and

(xvi)    any remaining amounts to Certificates which are not publicly offered.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                       DEFINITIONS
-------------------------------------------------------------------------------------------------------------------------
ACCRUED CERTIFICATE INTEREST:       Accrued Certificate Interest for each Class of Offered Certificates for each
                                    Distribution Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

UNPAID INTEREST SHORTFALL AMOUNT:   The Unpaid Interest Shortfall Amount means (i) for each class of Offered
                                    Certificates and the first Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution
                                    Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through
                                    Rate for such class for the related accrual period.

ALLOCATED REALIZED LOSS AMOUNT:     An Allocated Realized Loss Amount with respect to any class of the Mezzanine
                                    Certificates and any Distribution Date is an amount equal to the sum of any Realized
                                    Loss allocated to that class of Certificates on such Distribution Date and any
                                    Allocated Realized Loss Amount for that class remaining unpaid from the previous
                                    Distribution Date.

REALIZED LOSSES:                    A Realized Loss is (i) as to any Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loans and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                    All Realized Losses on the Mortgage Loans will be allocated on each Distribution
                                    Date, first to the Excess Cashflow, second in reduction of the Overcollateralization
                                    Amount, third to the Class M-6 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates and eighth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 and Class A-2 Certificates. However it is
                                    possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and Class A-2 Certificates all
                                    interest and principal amounts to which such Certificates are then entitled.

CLASS A-1 ALLOCATION PERCENTAGE:    The Class A-1 Allocation Percentage for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the Group I Principal Remittance
                                    Amount for such Distribution Date, and the denominator of which is the Principal
                                    Remittance Amount for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       DEFINITIONS
---------------------------------------------------------------------------------------------------------------------------
GROUP I BASIC PRINCIPAL
DISTRIBUTION AMOUNT:                The Group I Basic Principal Distribution Amount means with respect to any Distribution
                                    Date the excess of (i) the Group I Principal Remittance Amount for such Distribution
                                    Date over (ii) the product of (a) the Overcollateralization Release Amount, if any,
                                    for such Distribution Date and (b) the Class A-1 Allocation Percentage.

GROUP I INTEREST REMITTANCE
AMOUNT:                             The Group I Interest Remittance Amount with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

GROUP I PRINCIPAL DISTRIBUTION      The Group I Principal Distribution Amount with respect to any Distribution Date is
AMOUNT:                             the sum of (i) the Group I Basic Principal Distribution Amount for such
                                    Distribution Date and (ii) the product of (a) the Extra Principal Distribution
                                    Amount for such Distribution Date and (b) the Class A-1 Allocation Percentage.

GROUP I PRINCIPAL REMITTANCE
AMOUNT:                             The Group I Principal Remittance Amount means with respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the
                                    Group I Mortgage Loans by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Servicer during the related prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and
                                    Insurance Proceeds received during such prepayment period with respect to the Group
                                    I Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group I Mortgage Loan, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related Substitution
                                    Adjustments deposited in the Collection Account during such prepayment period with respect to the Group I Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing
                                    Agreement, that portion of the termination price, representing principal with respect to the Group I Mortgage Loans.

CLASS A-2 ALLOCATION PERCENTAGE:    The Class A-2 Allocation Percentage for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the Group II Principal
                                    Remittance Amount for such Distribution Date, and the denominator of which is the
                                    Principal Remittance Amount for such Distribution Date.

GROUP II BASIC PRINCIPAL            The Group II Basic Principal Distribution Amount means with respect to any
DISTRIBUTION AMOUNT:                Distribution Date the excess of (i) the Group II Principal Remittance Amount for such
                                    Distribution Date over (ii) the product of (a) the Overcollateralization Release
                                    Amount, if any, for such Distribution Date and (b) the Class A-2 Allocation
                                    Percentage.

GROUP II INTEREST REMITTANCE
AMOUNT:                             The Group II Interest Remittance Amount with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

GROUP II PRINCIPAL DISTRIBUTION     The Group II Principal Distribution Amount with respect to any Distribution Date is
AMOUNT:                             the sum of (i) the Group II Basic Principal Distribution Amount for such Distribution
                                    Date and (ii) the product of (a) the Extra Principal Distribution Amount for such
                                    Distribution Date and (b) the Class A-2 Allocation Percentage.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                      DEFINITIONS
-------------------------------------------------------------------------------------------------------------------------
GROUP II PRINCIPAL REMITTANCE
AMOUNT:                             The Group II Principal Remittance Amount means with respect to any Distribution
                                    Date, the sum of (i) all scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related Net
                                    Liquidation Proceeds and Insurance Proceeds received during such prepayment period with respect to the Group II Mortgage Loans, (iv) that portion of the Purchase
                                    Price, representing principal of any repurchased Group II Mortgage Loan, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such prepayment period with respect to the Group II Mortgage Loans, and (vi) on the
                                    Distribution Date on which the Trust is to be terminated in accordance with the
                                    Pooling and Servicing Agreement, that portion of the termination price, representing principal with respect to the Group II Mortgage Loans.

PRINCIPAL REMITTANCE AMOUNT:        The Principal Remittance Amount is the sum of the Group I Principal Remittance Amount
                                    and the Group II Principal Remittance Amount.

PRINCIPAL DISTRIBUTION AMOUNT:      The Principal Distribution Amount is the sum of the Group I Principal  Distribution
                                    Amount and the Group II Principal Distribution Amount.

EXTRA PRINCIPAL DISTRIBUTION
AMOUNT:                             The Extra Principal Distribution Amount with respect to any Distribution Date is the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                    Overcollateralization Deficiency Amount for such Distribution Date.

CLASS A-1 PRINCIPAL DISTRIBUTION    The Class A-1 Principal Distribution Amount is an amount equal to the excess of (x)
AMOUNT:                             the certificate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                    62.00% and (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Group I
                                    Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x)
                                    0.50% and (y) the principal balance of the Group I Mortgage Loans as of the Cut-off
                                    Date.

CLASS A-2 PRINCIPAL DISTRIBUTION    The Class A-2 Principal Distribution Amount is an amount equal to the excess of (x)
AMOUNT:                             the certificate principal balance of the Class A-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                    62.00% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Group
                                    II Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x)
                                    0.50% and (y) the principal balance of the Group II Mortgage Loans as of the Cut-off
                                    Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                      DEFINITIONS
-------------------------------------------------------------------------------------------------------------------------
CLASS A PRINCIPAL DISTRIBUTION      The Class A Principal Distribution Amount is an amount equal to the sum of (i) the
AMOUNT:                             Class A-1 Principal  Distribution Amount and (ii) the Class A-2 Principal
                                    Distribution Amount.

CLASS M-1 PRINCIPAL DISTRIBUTION    The Class M-1 Principal Distribution Amount is an amount equal to the excess of (x)
AMOUNT:                             the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution Amount) and the Class M-1
                                    Certificates immediately prior to such Distribution Date over (y) the lesser of (A)
                                    the product of (i) approximately 74.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-2 PRINCIPAL DISTRIBUTION    The Class M-2 Principal Distribution Amount is an amount equal to the excess of (x)
AMOUNT:                             the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution Amount), the Class M-1
                                    Certificates (after taking into account the Class M-1 Principal Distribution Amount)
                                    and the Class M-2 Certificates immediately prior to such Distribution Date over (y)
                                    the lesser of (A) the product of (i) approximately 84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B)
                                    the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-3 PRINCIPAL DISTRIBUTION    The Class M-3 Principal Distribution Amount is an amount equal to the excess of (x)
AMOUNT:                             the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution Amount), the Class M-1
                                    Certificates (after taking into account the Class M-1 Principal Distribution
                                    Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                    Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                    88.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y)
                                    the principal balance of the of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                      DEFINITIONS
-------------------------------------------------------------------------------------------------------------------------
CLASS M-4 PRINCIPAL DISTRIBUTION
AMOUNT:                             The Class M-4 Principal Distribution Amount is an amount equal to the excess of (x)
                                     the sum of the certificate principal balance of the Class A Certificates
                                    (after taking into account the Class A Principal Distribution Amount), the Class M-1
                                    Certificates (after taking into account the Class M-1 Principal Distribution
                                    Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                    Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount) and the Class M-4 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.40% and (ii) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                    (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the
                                    Cut-off Date.

CLASS M-5 PRINCIPAL DISTRIBUTION
AMOUNT:                             The Class M-5 Principal Distribution Amount is an amount equal to the excess of (x)
                                    the sum of the certificate principal balance of the Class A Certificates
                                    (after taking into account the Class A Principal Distribution Amount), the Class M-1
                                    Certificates (after taking into account the Class M-1 Principal Distribution
                                    Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                    Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates
                                    (after taking into account the Class M-4 Principal Distribution Amount) and the
                                    Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B)
                                    the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-6 PRINCIPAL DISTRIBUTION
AMOUNT:                             The Class M-6 Principal Distribution Amount is an amount equal to the excess of (x)
                                    the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution Amount), the Class M-1
                                    Certificates (after taking into account the Class M-1 Principal Distribution
                                    Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                    Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates
                                    (after taking into account the Class M-4 Principal Distribution Amount), the Class
                                    M-5 Certificates (after taking into account the Class M-5 Principal Distribution
                                    Amount) and the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)             BANC OF AMERICA SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               BOND SUMMARY (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.17         5.24          3.63          2.68          2.01          1.46           1.07
First Principal Date            12/25/2003   12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003     12/25/2003
Last Principal Date             8/25/2033    1/25/2030     3/25/2024      6/25/2019     1/25/2017     7/25/2014     8/25/2006
Payment Windows (mos.)             357          314           244            187           158           128            33

CLASS M-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.54        10.24          7.09          5.50          4.90          5.20           5.31
First Principal Date            6/25/2024    6/25/2008     12/25/2006     3/25/2007     7/25/2007     1/25/2008     8/25/2006
Last Principal Date             6/25/2033    5/25/2027     3/25/2021      7/25/2017     8/25/2014     7/25/2012     7/25/2012
Payment Windows (mos.)             109          228           172            125           86            55             72

CLASS M-2 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.53        10.16          7.03          5.38          4.59          4.32           4.02
First Principal Date            5/25/2024    6/25/2008     12/25/2006     2/25/2007     4/25/2007     6/25/2007     4/25/2007
Last Principal Date             5/25/2033    7/25/2025     7/25/2019      3/25/2016     7/25/2013     8/25/2011     4/25/2010
Payment Windows (mos.)             109          206           152            110           76            51             37

CLASS M-3 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.52        10.05          6.97          5.28          4.43          4.03           3.63
First Principal Date            5/25/2024    6/25/2008     12/25/2006     1/25/2007     2/25/2007     4/25/2007     1/25/2007
Last Principal Date             3/25/2033    7/25/2023     6/25/2018     10/25/2014     5/25/2012     9/25/2010     7/25/2009
Payment Windows (mos.)             107          182           139            94            64            42             31

CLASS M-4 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.50        9.92           6.86          5.20          4.33          3.89           3.45
First Principal Date            5/25/2024    6/25/2008     12/25/2006     1/25/2007     1/25/2007     3/25/2007     12/25/2006
Last Principal Date             1/25/2033   12/25/2021     2/25/2017     10/25/2013     8/25/2011     2/25/2010     1/25/2009
Payment Windows (mos.)             105          163           123            82            56            36             26

CLASS M-5 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.46        9.71           6.70          5.06          4.20          3.75           3.32
First Principal Date            4/25/2024    6/25/2008     12/25/2006    12/25/2006     1/25/2007     2/25/2007     11/25/2006
Last Principal Date            11/25/2032    5/25/2020     12/25/2015    11/25/2012    11/25/2010     7/25/2009     7/25/2008
Payment Windows (mos.)             104          144           109            72            47            30             21

CLASS M-6 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.36        9.42           6.40          4.83          4.00          3.55           3.13
First Principal Date            4/25/2024    6/25/2008     12/25/2006    12/25/2006    12/25/2006     1/25/2007     10/25/2006
Last Principal Date             6/25/2032    8/25/2018     6/25/2014      9/25/2011     1/25/2010    10/25/2008     12/25/2007
Payment Windows (mos.)             99           123            91            58            38            22             15


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)             BANC OF AMERICA SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                 BOND SUMMARY (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.11         4.96          3.36          2.46          1.83          1.34           1.07
First Principal Date            12/25/2003   12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003     12/25/2003
Last Principal Date             3/25/2032    3/25/2018     9/25/2013      3/25/2011     7/25/2009     6/25/2008     8/25/2006
Payment Windows (mos.)             340          172           118            88            68            55             33

CLASS M-1 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.39         9.51          6.45          4.99          4.48          4.52           3.64
First Principal Date            6/25/2024    6/25/2008     12/25/2006     3/25/2007     7/25/2007     1/25/2008     8/25/2006
Last Principal Date             3/25/2032    3/25/2018     9/25/2013      3/25/2011     7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)              94          118            82            49            25             6             13

CLASS M-2 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.39        9.51           6.45          4.92          4.22          4.03           3.69
First Principal Date            5/25/2024    6/25/2008     12/25/2006     2/25/2007     4/25/2007     6/25/2007     4/25/2007
Last Principal Date             3/25/2032    3/25/2018     9/25/2013      3/25/2011     7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)             95           118            82            50            28            13             5

CLASS M-3 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.39        9.51           6.45          4.90          4.12          3.79           3.42
First Principal Date            5/25/2024    6/25/2008     12/25/2006     1/25/2007     2/25/2007     4/25/2007     1/25/2007
Last Principal Date             3/25/2032    3/25/2018     9/25/2013      3/25/2011     7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)             95           118            82            51            30            15             8

CLASS M-4 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%      100%|100%      125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.39         9.51         6.45           4.89          4.08          3.69          3.29
First Principal Date             5/25/2024    6/25/2008    12/25/2006     1/25/2007      1/25/2007     3/25/2007    12/25/2006
Last Principal Date              3/25/2032    3/25/2018     9/25/2013     3/25/2011      7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)               95          118           82             51            31            16             9

CLASS M-5 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%      100%|100%      125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.39        9.51          6.45           4.87          4.04          3.63          3.21
First Principal Date             4/25/2024    6/25/2008    12/25/2006     12/25/2006     1/25/2007     2/25/2007    11/25/2006
Last Principal Date              3/25/2032    3/25/2018     9/25/2013     3/25/2011      7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)              96           118           82             52            31            17            10

CLASS M-6 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%      100%|100%      125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.35        9.39          6.37           4.81          3.98          3.54          3.12
First Principal Date             4/25/2024    6/25/2008    12/25/2006     12/25/2006    12/25/2006     1/25/2007    10/25/2006
Last Principal Date              3/25/2032    3/25/2018     9/25/2013     3/25/2011      7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)              96           118           82             52            32            18            11


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)             BANC OF AMERICA SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      NET WAC CAP SCHEDULE (CLASS A-2 CERTIFICATES)
-----------------------------------------------------------------------------------------------------------------------------------
                         NET WAC      NET WAC     EFFECTIVE NET                              NET WAC      NET WAC    EFFECTIVE NET
PERIOD      PAY DATE     RATE(1)      RATE(2)    WAC RATE(2) (3)    PERIOD      PAY DATE     RATE(1)      RATE(2)    WAC RATE(2)(3)
-----------------------------------------------------------------------------------------------------------------------------------
  1        12/25/2003      6.63         6.63           9.44           46       9/25/2007       6.72         9.66          9.66
  2        1/25/2004       6.42         6.42           9.43           47       10/25/2007      6.94         9.98          9.98
  3        2/25/2004       6.43         6.43           9.44           48       11/25/2007      6.72         9.66          9.66
  4        3/25/2004       6.87         6.87           9.45           49       12/25/2007      6.95         9.97          9.97
  5        4/25/2004       6.43         6.43           9.43           50       1/25/2008       6.72         9.65          9.65
  6        5/25/2004       6.65         6.65           9.45           51       2/25/2008       6.73         9.65          9.65
  7        6/25/2004       6.44         6.44           9.44           52       3/25/2008       7.19        10.69          10.69
  8        7/25/2004       6.66         6.66           9.45           53       4/25/2008       6.73        10.00          10.00
  9        8/25/2004       6.45         6.45           9.45           54       5/25/2008       6.96        10.33          10.33
  10       9/25/2004       6.45         6.45           9.45           55       6/25/2008       6.73         9.99          9.99
  11       10/25/2004      6.67         6.67           9.46           56       7/25/2008       6.96        10.32          10.32
  12       11/25/2004      6.45         6.45           9.45           57       8/25/2008       6.74         9.99          9.99
  13       12/25/2004      6.67         6.67           9.46           58       9/25/2008       6.75        10.08          10.08
  14       1/25/2005       6.46         6.46           9.46           59       10/25/2008      6.98        10.52          10.52
  15       2/25/2005       6.46         6.46           9.45           60       11/25/2008      6.76        10.18          10.18
  16       3/25/2005       7.15         7.15           9.47           61       12/25/2008      6.99        10.51          10.51
  17       4/25/2005       6.46         6.46           9.45           62       1/25/2009       6.77        10.17          10.17
  18       5/25/2005       6.68         6.68           9.46           63       2/25/2009       6.77        10.16          10.16
  19       6/25/2005       6.47         6.47           9.46           64       3/25/2009       7.49        11.27          11.27
  20       7/25/2005       6.69         6.69           9.47           65       4/25/2009       6.77        10.21          10.21
  21       8/25/2005       6.47         6.47           9.46           66       5/25/2009       7.00        10.54          10.54
  22       9/25/2005       6.66         7.47           9.32           67       6/25/2009       6.78        10.20          10.20
  23       10/25/2005      6.88         7.73           9.33           68       7/25/2009       7.00        10.53          10.53
  24       11/25/2005      6.66         7.48           9.33           69       8/25/2009       6.78        10.19          10.19
  25       12/25/2005      6.89         7.73           9.33           70       9/25/2009       6.78        10.21          10.21
  26       1/25/2006       6.67         7.48           9.33           71       10/25/2009      7.01        10.57          10.57
  27       2/25/2006       6.67         7.48           9.33           72       11/25/2009      6.79        10.23          10.23
  28       3/25/2006       7.39         8.86           9.24           73       12/25/2009      7.02        10.56          10.56
  29       4/25/2006       6.67         8.00           9.24           74       1/25/2010       6.79        10.22          10.22
  30       5/25/2006       6.90         8.27           9.25           75       2/25/2010       6.79        10.21          10.21
  31       6/25/2006       6.68         8.00           9.25           76       3/25/2010       7.52        11.32          11.32
  32       7/25/2006       6.90         8.27           9.25           77       4/25/2010       6.80        10.25          10.25
  33       8/25/2006       6.68         8.00           9.25           78       5/25/2010       7.03        10.58          10.58
  34       9/25/2006       6.69         8.61           9.23           79       6/25/2010       6.80        10.24          10.24
  35       10/25/2006      6.92         8.91           9.19           80       7/25/2010       7.03        10.57          10.57
  36       11/25/2006      6.70         8.62           9.20           81       8/25/2010       6.81        10.23          10.23
  37       12/25/2006      6.92         8.91           9.20           82       9/25/2010       6.81        10.23          10.23
  38       1/25/2007       6.70         8.62           9.20           83       10/25/2010      7.04        10.58          10.58
  39       2/25/2007       6.70         8.62           9.20           84       11/25/2010      6.81        10.23          10.23
  40       3/25/2007       7.42         10.14          10.14          85       12/25/2010      7.04        10.57          10.57
  41       4/25/2007       6.71         9.16           9.16           86       1/25/2011       6.82        10.22          10.22
  42       5/25/2007       6.93         9.46           9.46           87       2/25/2011       6.82        10.22          10.22
  43       6/25/2007       6.71         9.15           9.15           88       3/25/2011       7.55        11.31          11.31
  44       7/25/2007       6.94         9.46           9.46           89       4/25/2011                   10.21          10.21
  45       8/25/2007       6.71         9.15           9.15
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.12000%, 6-month LIBOR at 1.21688%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to 20% on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)             BANC OF AMERICA SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      NET WAC CAP SCHEDULE (MEZZANINE CERTIFICATES)
------------------------------------------------------------------------------------------------------------------------------------
                         NET WAC       NET WAC     EFFECTIVE NET                             NET WAC      NET WAC    EFFECTIVE NET
PERIOD      PAY DATE     RATE(1)       RATE(2)    WAC RATE(2) (3)   PERIOD      PAY DATE     RATE(1)      RATE(2)    WAC RATE(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
  1        12/25/2003      6.51          6.51          9.32           46       9/25/2007       6.55         9.78           9.78
  2        1/25/2004       6.31          6.31          9.32           47       10/25/2007      6.77         10.11         10.11
  3        2/25/2004       6.31          6.31          9.32           48       11/25/2007      6.56         9.78           9.78
  4        3/25/2004       6.75          6.75          9.33           49       12/25/2007      6.78         10.11         10.11
  5        4/25/2004       6.32          6.32          9.32           50       1/25/2008       6.56         9.78           9.78
  6        5/25/2004       6.53          6.53          9.33           51       2/25/2008       6.56         9.77           9.77
  7        6/25/2004       6.32          6.32          9.32           52       3/25/2008       7.01         10.85         10.85
  8        7/25/2004       6.53          6.54          9.33           53       4/25/2008       6.56         10.16         10.16
  9        8/25/2004       6.32          6.33          9.33           54       5/25/2008       6.78         10.49         10.49
  10       9/25/2004       6.33          6.33          9.33           55       6/25/2008       6.57         10.15         10.15
  11       10/25/2004      6.54          6.54          9.33           56       7/25/2008       6.79         10.48         10.48
  12       11/25/2004      6.33          6.33          9.33           57       8/25/2008       6.57         10.15         10.15
  13       12/25/2004      6.54          6.54          9.33           58       9/25/2008       6.58         10.22         10.22
  14       1/25/2005       6.33          6.33          9.33           59       10/25/2008      6.81         10.66         10.66
  15       2/25/2005       6.33          6.33          9.32           60       11/25/2008      6.59         10.31         10.31
  16       3/25/2005       7.01          7.02          9.34           61       12/25/2008      6.81         10.65         10.65
  17       4/25/2005       6.34          6.34          9.33           62       1/25/2009       6.60         10.30         10.30
  18       5/25/2005       6.55          6.55          9.33           63       2/25/2009       6.60         10.30         10.30
  19       6/25/2005       6.34          6.34          9.33           64       3/25/2009       7.30         11.41         11.41
  20       7/25/2005       6.55          6.55          9.33           65       4/25/2009       6.60         10.33         10.33
  21       8/25/2005       6.34          6.34          9.33           66       5/25/2009       6.82         10.67         10.67
  22       9/25/2005       6.52          7.43          9.28           67       6/25/2009       6.60         10.32         10.32
  23       10/25/2005      6.74          7.68          9.28           68       7/25/2009       6.82         10.66         10.66
  24       11/25/2005      6.52          7.43          9.28           69       8/25/2009       6.60         10.31         10.31
  25       12/25/2005      6.74          7.68          9.28           70       9/25/2009       6.61         10.32         10.32
  26       1/25/2006       6.52          7.43          9.28           71       10/25/2009      6.83         10.69         10.69
  27       2/25/2006       6.52          7.43          9.28           72       11/25/2009      6.61         10.34         10.34
  28       3/25/2006       7.22          8.86          9.24           73       12/25/2009      6.83         10.68         10.68
  29       4/25/2006       6.53          8.01          9.25           74       1/25/2010       6.61         10.33         10.33
  30       5/25/2006       6.75          8.27          9.25           75       2/25/2010       6.61         10.32         10.32
  31       6/25/2006       6.53          8.00          9.25           76       3/25/2010       7.32         11.43         11.43
  32       7/25/2006       6.75          8.27          9.25           77       4/25/2010       6.61         10.35         10.35
  33       8/25/2006       6.53          8.00          9.25           78       5/25/2010       6.84         10.68         10.68
  34       9/25/2006       6.54          8.62          9.24           79       6/25/2010       6.62         10.33         10.33
  35       10/25/2006      6.76          8.94          9.22           80       7/25/2010       6.84         10.67         10.67
  36       11/25/2006      6.54          8.65          9.23           81       8/25/2010       6.62         10.32         10.32
  37       12/25/2006      6.76          8.94          9.23           82       9/25/2010       6.62         10.32         10.32
  38       1/25/2007       6.54          8.65          9.23           83       10/25/2010      6.84         10.67         10.67
  39       2/25/2007       6.55          8.65          9.23           84       11/25/2010      6.62         10.32         10.32
  40       3/25/2007       7.25         10.21          10.21          85       12/25/2010      6.85         10.66         10.66
  41       4/25/2007       6.55          9.23          9.23           86       1/25/2011       6.63         10.31         10.31
  42       5/25/2007       6.77          9.54          9.54           87       2/25/2011       6.63         10.31         10.31
  43       6/25/2007       6.55          9.23          9.23           88       3/25/2011       7.34         11.41         11.41
  44       7/25/2007       6.77          9.53          9.53           89       4/25/2011                    10.30         10.30
  45       8/25/2007       6.55          9.22          9.22
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.12000%, 6-month LIBOR at 1.21688%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to 20% on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)             BANC OF AMERICA SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               BOND SUMMARY (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.80         5.21          3.58          2.63          1.96          1.40           1.04
First Principal Date            12/25/2003   12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003     12/25/2003
Last Principal Date             8/25/2033    5/25/2030     9/25/2024     11/25/2019    10/25/2016     4/25/2014     7/25/2006
Payment Windows (mos.)             357          318           250            192           155           125            32

---------------------------------------------------------------------------------------------------------------------------------
                                                 BOND SUMMARY (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.74         4.90          3.31          2.42          1.79          1.30           1.04
First Principal Date            12/25/2003   12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003     12/25/2003
Last Principal Date             3/25/2032    3/25/2018     9/25/2013      3/25/2011     7/25/2009     6/25/2008     7/25/2006
Payment Windows (mos.)             340          172           118            88            68            55             32


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
$421,277,000 (APPROXIMATE)             BANC OF AMERICA SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          NET WAC CAP SCHEDULE (Class A-1 Certificates)
------------------------------------------------------------------------------------------------------------------------------------
                         NET WAC       NET WAC     EFFECTIVE NET                             NET WAC      NET WAC     EFFECTIVE NET
PERIOD      PAY DATE     RATE(1)       RATE(2)    WAC RATE(2) (3)   PERIOD      PAY DATE     RATE(1)      RATE(2)     WAC RATE(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
  1        12/25/2003      6.44          6.44           9.25          46       9/25/2007       6.45         9.86           9.86
  2        1/25/2004       6.24          6.24           9.25          47       10/25/2007      6.66         10.20         10.20
  3        2/25/2004       6.24          6.24           9.25          48       11/25/2007      6.45         9.87           9.87
  4        3/25/2004       6.67          6.67           9.25          49       12/25/2007      6.67         10.19         10.19
  5        4/25/2004       6.24          6.25           9.25          50       1/25/2008       6.45         9.86           9.86
  6        5/25/2004       6.45          6.45           9.25          51       2/25/2008       6.45         9.85           9.85
  7        6/25/2004       6.25          6.25           9.25          52       3/25/2008       6.90         10.96         10.96
  8        7/25/2004       6.45          6.46           9.25          53       4/25/2008       6.45         10.26         10.26
  9        8/25/2004       6.25          6.25           9.25          54       5/25/2008       6.67         10.60         10.60
  10       9/25/2004       6.25          6.25           9.25          55       6/25/2008       6.45         10.25         10.25
  11       10/25/2004      6.46          6.46           9.25          56       7/25/2008       6.67         10.59         10.59
  12       11/25/2004      6.25          6.25           9.25          57       8/25/2008       6.46         10.24         10.24
  13       12/25/2004      6.46          6.46           9.25          58       9/25/2008       6.46         10.32         10.32
  14       1/25/2005       6.25          6.25           9.25          59       10/25/2008      6.70         10.75         10.75
  15       2/25/2005       6.25          6.26           9.25          60       11/25/2008      6.48         10.40         10.40
  16       3/25/2005       6.92          6.93           9.25          61       12/25/2008      6.70         10.74         10.74
  17       4/25/2005       6.25          6.26           9.25          62       1/25/2009       6.48         10.39         10.39
  18       5/25/2005       6.46          6.47           9.25          63       2/25/2009       6.49         10.38         10.38
  19       6/25/2005       6.26          6.26           9.25          64       3/25/2009       7.18         11.51         11.51
  20       7/25/2005       6.46          6.47           9.25          65       4/25/2009       6.49         10.41         10.41
  21       8/25/2005       6.26          6.26           9.25          66       5/25/2009       6.70         10.75         10.75
  22       9/25/2005       6.43          7.40           9.25          67       6/25/2009       6.49         10.40         10.40
  23       10/25/2005      6.64          7.65           9.25          68       7/25/2009       6.70         10.74         10.74
  24       11/25/2005      6.43          7.40           9.25          69       8/25/2009       6.49         10.39         10.39
  25       12/25/2005      6.64          7.65           9.25          70       9/25/2009       6.49         10.40         10.40
  26       1/25/2006       6.43          7.40           9.25          71       10/25/2009      6.71         10.76         10.76
  27       2/25/2006       6.43          7.40           9.25          72       11/25/2009      6.49         10.41         10.41
  28       3/25/2006       7.12          8.87           9.25          73       12/25/2009      6.71         10.75         10.75
  29       4/25/2006       6.43          8.01           9.25          74       1/25/2010       6.49         10.40         10.40
  30       5/25/2006       6.65          8.27           9.25          75       2/25/2010       6.49         10.39         10.39
  31       6/25/2006       6.43          8.00           9.25          76       3/25/2010       7.19         11.51         11.51
  32       7/25/2006       6.65          8.27           9.25          77       4/25/2010       6.49         10.41         10.41
  33       8/25/2006       6.43          8.00           9.25          78       5/25/2010       6.71         10.75         10.75
  34       9/25/2006       6.44          8.63           9.25          79       6/25/2010       6.50         10.40         10.40
  35       10/25/2006      6.66          8.97           9.25          80       7/25/2010       6.71         10.74         10.74
  36       11/25/2006      6.44          8.67           9.25          81       8/25/2010       6.50         10.39         10.39
  37       12/25/2006      6.66          8.96           9.25          82       9/25/2010       6.50         10.39         10.39
  38       1/25/2007       6.44          8.67           9.25          83       10/25/2010      6.72         10.74         10.74
  39       2/25/2007       6.44          8.67           9.25          84       11/25/2010      6.50         10.38         10.38
  40       3/25/2007       7.14         10.26          10.26          85       12/25/2010      6.72         10.72         10.72
  41       4/25/2007       6.45          9.28           9.28          86       1/25/2011       6.50         10.37         10.37
  42       5/25/2007       6.66          9.59           9.59          87       2/25/2011       6.50         10.37         10.37
  43       6/25/2007       6.45          9.28           9.28          88       3/25/2011       7.20         11.47         11.47
  44       7/25/2007       6.66          9.58           9.58          89       4/25/2011                    10.36         10.36
  45       8/25/2007       6.45          9.27           9.27
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.12000%, 6-month LIBOR at 1.21688%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to 20% on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                    BANC OF AMERICA SECURITIES [LOGO OMITTED]



                        ASSET-BACKED FUNDING CORPORATION
                  ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1


                                COLLATERAL ANNEX





                                OCTOBER 28, 2003










            --------------------------------------------------------

                               TABLE OF CONTENTS


                  o DESCRIPTION OF GROUP I MORTGAGE LOANS     2

            --------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                         DESCRIPTION OF THE COLLATERAL
                         GROUP I MORTGAGE LOANS SUMMARY
                         ------------------------------


SUMMARY                                                                    TOTAL                  MINIMUM             MAXIMUM
----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                    $264,640,870.93
Number of Loans                                                                   1,691
Average Original Loan Balance                                               $156,737.72          $15,000.00         $425,000.00
Average Current Loan Balance                                                $156,499.63          $14,974.63         $424,642.32
(1) Weighted Average Combined Original LTV                                       81.72%              22.46%             100.00%
(1) Weighted Average Gross Coupon                                                6.966%              4.750%             13.000%
(1)(2) Weighted Average Gross Margin                                             5.877%              1.000%              8.000%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                   25                   4                  59
(1) Weighted Average Remaining Term to Maturity (months)                            346                 176                 360
(1)(3) Weighted Average Credit Score                                                645                 500                 804
----------------------------------------------------------------------------------------------------------------------------------

 (1) Weighted Average reflected in Total.
 (2) Adjustable Loans Only
 (3) 100.00% of the Mortgage Loans have Credit Scores.


----------------------------------------------------------------------------------------------------
                                                                             PERCENT OF STATISTICAL
                                                                                  CUT-OFF DATE
                                          RANGE                              PRINCIPAL BALANCE
                                          -----                              -----------------
Product Type                              Adjustable                         74.58%
                                          Fixed                              25.42%
Fully Amortizing Mortgage Loans                                              90.86%
Balloon Loans                                                                5.66%
Loans with a 60 month IO Period                                              3.49%
Lien                                      First                              94.43%
                                          Second                             5.57%
Property Type                             Single Family                      70.28%
                                          PUD Single Family (Detached)       9.33%
                                          PUD Project (Attached)             2.62%
                                          Condominium                        11.42%
                                          Duplex                             4.70%
                                          Triplex                            0.89%
                                          Multi Family                       0.62%
                                          Manufactured Housing               0.15%
Occupancy Status                          Owner Occupied                     94.45%
                                          Non-Owner Occupied                 4.27%
                                          Second Home                        1.28%
Geographic Distribution                   California                         57.23%
                                          New York                           5.31%
                                          Illinois                           3.91%
                                          Florida                            2.90%
                                          Arizona                            2.86%
Number of States (including DC)                                              40
Largest Zip Code Concentration            91335                              0.98%
Loans with Prepayment Penalties                                              79.23%
----------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                          PERCENT                                       W.A.       W.A.      W.A.
                      OF             AGGREGATE      OF LOANS                W.A.     W.A.      COMBINED   ORIGINAL  REMAINING  W.A.
                   MORTGAGE         PRINCIPAL     BY PRINCIPAL    W.A.     GROSS    CREDIT     ORIGINAL    TERM TO   TERM TO   LOAN
MORTGAGE COUPONS     LOANS            BALANCE       BALANCE       DTI      COUPON    SCORE        LTV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000           9       $  1,804,151.07        0.68%     40.85%     4.961%    697        75.97%      360        358      2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500          75         15,182,201.73        5.74      38.60      5.413     704        75.24       346        345      1
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000         227         47,960,320.05       18.12      40.04      5.876     673        77.97       357        355      2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500         268         53,460,994.40       20.20      40.94      6.351     656        79.37       358        357      2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000         259         50,155,547.55       18.95      41.62      6.838     639        81.54       359        358      2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500         193         33,419,643.39       12.63      40.50      7.348     626        82.38       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000         189         29,213,849.51       11.04      40.66      7.833     606        85.15       353        351      2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500         114         15,180,044.40        5.74      43.15      8.321     598        86.34       349        347      2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000          46          4,151,276.68        1.57      37.34      8.852     585        86.96       316        315      2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500          38          2,316,615.18        0.88      39.66      9.384     626        93.20       276        274      2
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000         35          2,146,482.05        0.81      39.87      9.919     614        90.87       256        254      2
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500        42          1,748,993.38        0.66      41.35     10.428     661        98.44       188        187      1
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000       113          4,927,407.69        1.86      40.44     10.871     675        99.09       180        179      2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500        24            837,178.67        0.32      40.89     11.297     667        99.04       180        178      2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000        18            688,266.66        0.26      40.20     11.874     659        95.27       201        199      2
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500        30          1,043,943.92        0.39      39.73     12.364     682        98.96       180        178      2
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000        11            403,954.60        0.15      40.23     12.802     663        99.25       180        178      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              1,691       $264,640,870.93      100.00%     40.72%     6.966%    645        81.72%      348        346      2
------------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                      PERCENT                                    W.A.        W.A.       W.A.
                           OF         AGGREGATE     OF LOANS              W.A.        W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                        MORTGAGE     PRINCIPAL    BY PRINCIPAL    W.A.   GROSS       CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
COMBINED ORIGINAL LTV     LOANS       BALANCE        BALANCE      DTI    COUPON       SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               1     $   114,828.77      0.04%      36.00%   7.500%       616      22.46%      360          358      2
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               2         364,431.76      0.14       40.95    6.270        660      29.68       360          358      2
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               2         219,609.68      0.08       41.18    7.563        588      32.16       360          358      2
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00               6       1,017,587.21      0.38       38.00    6.534        615      37.29       339          337      2
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00               9       1,320,840.29      0.50       31.11    6.323        663      42.65       340          338      2
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00               6       1,122,828.59      0.42       34.03    6.007        691      46.88       342          340      2
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               17      2,711,010.56      1.02       38.20    6.778        646      52.65       340          339      1
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00               19      3,936,078.51      1.49       38.84    6.211        644      58.09       345          343      2
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00               24      4,198,804.18      1.59       33.50    6.718        637      63.47       347          346      2
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00               50      9,758,116.00      3.69       38.76    6.775        613      68.60       358          356      2
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00               82     15,187,295.08      5.74       38.45    6.767        625      73.56       352          350      2
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               682   130,314,387.41     49.24       41.11    6.473        657      79.80       359          358      2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00               119    23,150,542.03      8.75       42.33    7.288        595      84.11       360          358      2
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00               173    30,093,756.70     11.37       41.30    7.187        633      89.44       356          354      2
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00               132    19,989,576.47      7.55       41.28    7.621        636      94.43       350          348      2
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00              367    21,141,177.69      7.99       40.91    9.276        679      99.83       246          245      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,691  $264,640,870.93    100.00%      40.72%   6.966%       645      81.72%      348          346      2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE          LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00         277    $  9,879,683.72       3.73%    40.22%    10.390%    675      97.98%      185        184       2
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00       138       8,221,921.58       3.11     38.84      9.137     655      92.61       251        249       2
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00      104       9,405,964.07       3.55     37.94      7.437     626      81.18       352        350       2
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00     131      14,826,775.83       5.60     39.84      7.135     631      78.87       354        352       2
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00     142      19,364,834.31       7.32     40.41      6.950     640      82.13       356        354       2
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00     154      24,875,450.72       9.40     39.88      6.779     643      80.61       358        356       2
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00     197      36,953,113.45      13.96     41.27      6.837     635      80.89       359        357       2
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00     141      30,028,452.60      11.35     40.57      6.648     638      80.81       358        356       2
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00     114      27,167,895.12      10.27     41.07      6.617     654      80.26       358        357       2
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00     107      28,142,960.37      10.63     41.08      6.561     647      80.84       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00     112      32,065,769.76      12.12     41.12      6.641     643      79.81       358        357       2
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00      62      19,408,282.00       7.33     41.55      6.597     664      81.58       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00       6       2,037,652.14       0.77     40.56      6.557     653      75.48       330        328       2
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00       4       1,458,741.32       0.55     50.54      6.967     675      88.81       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00       1         378,731.62       0.14     47.00      6.876     739      93.59       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00       1         424,642.32       0.16     55.00      6.866     670      85.00       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,691    $264,640,870.93     100.00%    40.72%     6.966%    645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
ORIGINAL TERM            MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
TO MATURITY                LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
180                         375     $ 17,317,628.76      6.54%    40.52%    9.713%    677     94.50%       180         178       2
------------------------------------------------------------------------------------------------------------------------------------
240                           4          519,582.25      0.20     38.72     5.952     753     70.59        240         239       1
------------------------------------------------------------------------------------------------------------------------------------
360                       1,312      246,803,659.92     93.26     40.74     6.775     643     80.85        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,691     $264,640,870.93    100.00%    40.72%    6.966%    645     81.72%       348         346       2
------------------------------------------------------------------------------------------------------------------------------------



REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
REMAINING TERM           MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
TO MATURITY                LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
176 - 180                   375    $ 17,317,628.76       6.54%    40.52%    9.713%    677     94.50%       180         178        2
------------------------------------------------------------------------------------------------------------------------------------
236 - 240                     4         519,582.25       0.20     38.72     5.952     753     70.59        240         239        1
------------------------------------------------------------------------------------------------------------------------------------
351 - 355                     6       1,253,481.55       0.47     46.16     7.560     627     80.43        360         354        6
------------------------------------------------------------------------------------------------------------------------------------
356 - 360                 1,306     245,550,178.37      92.79     40.71     6.771     643     80.85        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,691    $264,640,870.93     100.00%    40.72%    6.966%    645     81.72%       348         346        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
CREDIT SCORE              LOANS         BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                      4    $    413,079.52     0.16%     32.65%    6.126%     803      82.33%      333        331       2
------------------------------------------------------------------------------------------------------------------------------------
751 - 800                     91      14,781,692.37     5.59      37.83     6.421      768      81.54       339        338       2
------------------------------------------------------------------------------------------------------------------------------------
701 - 750                    210      30,427,112.55    11.50      39.64     6.636      722      81.69       341        339       2
------------------------------------------------------------------------------------------------------------------------------------
651 - 700                    515      78,789,171.54    29.77      41.63     6.760      672      82.33       343        341       2
------------------------------------------------------------------------------------------------------------------------------------
601 - 650                    522      80,414,357.91    30.39      40.77     7.020      628      82.26       349        347       2
------------------------------------------------------------------------------------------------------------------------------------
551 - 600                    247      42,047,213.21    15.89      40.69     7.275      577      81.09       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
501 - 550                    100      17,460,446.84     6.60      40.81     7.943      527      78.33       359        357       2
------------------------------------------------------------------------------------------------------------------------------------
451 - 500                      2         307,796.99     0.12      49.60     7.695      500      76.03       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691    $264,640,870.93   100.00%     40.72%    6.966%     645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------



CREDIT GRADE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
CREDIT GRADE              LOANS         BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
AA                           917     139,182,381.65    52.59%     40.65%   6.724%     688     82.15%        343        341       2
------------------------------------------------------------------------------------------------------------------------------------
A                            411      63,465,520.30    23.98      41.00    7.005      628     82.18         349        347       2
------------------------------------------------------------------------------------------------------------------------------------
A-                           123      19,916,068.47     7.53      40.38    7.086      594     81.67         357        356       2
------------------------------------------------------------------------------------------------------------------------------------
B+                           124      21,923,201.35     8.28      40.67    7.409      568     81.68         359        357       2
------------------------------------------------------------------------------------------------------------------------------------
B                            112      19,416,092.55     7.34      40.65    7.928      532     77.74         359        357       2
------------------------------------------------------------------------------------------------------------------------------------
C                              4         737,606.61     0.28      42.86    7.421      563     69.70         360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691    $264,640,870.93   100.00%     40.72%   6.966%     645     81.72%        348        346       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
PROPERTY TYPE              LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Single Family              1,182   $185,982,488.33      70.28%     40.35%   6.962%     642      81.43%      350        348       2
------------------------------------------------------------------------------------------------------------------------------------
Condominium                  217     30,223,259.24      11.42      41.31    6.754      663      82.53       342        340       2
------------------------------------------------------------------------------------------------------------------------------------
PUD Single Family
  (Detached)                 157     24,683,620.97       9.33      41.19    7.103      635      82.86       348        346       2
------------------------------------------------------------------------------------------------------------------------------------
Duplex                        67     12,438,749.57       4.70      43.07    7.065      660      79.90       341        339       2
------------------------------------------------------------------------------------------------------------------------------------
PUD Project (Attached)        49      6,922,432.93       2.62      41.12    7.029      647      84.59       345        343       2
------------------------------------------------------------------------------------------------------------------------------------
Triplex                        9      2,342,080.16       0.89      44.99    7.304      683      83.52       343        341       2
------------------------------------------------------------------------------------------------------------------------------------
Multi Family                   7      1,648,223.23       0.62      39.38    7.586      662      81.06       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing           3        400,016.50       0.15      37.94    7.541      596      84.77       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691   $264,640,870.93     100.00%     40.72%   6.966%     645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
OCCUPANCY STATUS           LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Primary                    1,600   $249,955,849.24      94.45%     40.92%   6.959%     643      81.73%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------
Investment                    66     11,290,466.73       4.27      37.15    7.168      680      80.86       356        354       2
------------------------------------------------------------------------------------------------------------------------------------
Second/Vacation               25      3,394,554.96       1.28      38.18    6.802      709      83.94       348        346       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691   $264,640,870.93     100.00%     40.72%   6.966%     645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
DOCUMENTATION              LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Full (w2 & Tax Returns)      863   $134,234,869.27      50.72%     41.27%   6.930%     634      83.07%      350        349       2
------------------------------------------------------------------------------------------------------------------------------------
Stated (Stated/Stated)       389     61,826,865.79      23.36      40.27    7.032      656      78.16       346        344       2
------------------------------------------------------------------------------------------------------------------------------------
Streamlined - Stated
  (PITI Verified)            260     37,202,282.42      14.06      40.89    7.045      677      82.38       341        339       1
------------------------------------------------------------------------------------------------------------------------------------
Full-alt (24 Months
  Bank Statements)            61     11,710,363.80       4.43      37.04    6.654      643      82.77       350        348       2
------------------------------------------------------------------------------------------------------------------------------------
Lite (6 Months
  Bank Statements)            59      9,728,566.13       3.68      40.04    7.037      637      82.20       348        346       2
------------------------------------------------------------------------------------------------------------------------------------
Limited (12 Months
  Bank Statements)            58      9,721,351.54       3.67      40.44    7.046      621      81.40       355        353       2
------------------------------------------------------------------------------------------------------------------------------------
Stated loans over
  85 LTV                       1        216,571.98       0.08      40.00    6.990      569      85.00       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691   $264,640,870.93     100.00%     40.72%   6.966%     645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
LOAN PURPOSE               LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     963   $136,048,379.82      51.41%     40.67%   6.970%     664      83.25%      343        341       2
------------------------------------------------------------------------------------------------------------------------------------
Cash-out Refinance           566    100,846,933.65      38.11      40.87    6.947      623      80.33       353        352       2
------------------------------------------------------------------------------------------------------------------------------------
Rate-term Refinance          145     25,547,810.54       9.65      40.39    6.967      633      79.61       353        351       2
------------------------------------------------------------------------------------------------------------------------------------
Texas Cash-out Refinance      17      2,197,746.92       0.83      40.30    7.554      585      75.46       343        342       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691   $264,640,870.93     100.00%     40.72%   6.966%     645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
PRODUCT TYPE               LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                     919   $171,402,288.16      64.77%     41.13%    6.854%    636      81.62%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed                263     49,445,089.22      18.68      40.12     6.680     659      78.42       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon                357     14,645,196.70       5.53      40.64    10.354     678      99.30       180        178       2
------------------------------------------------------------------------------------------------------------------------------------
5/25 ARM                      47      9,148,942.81       3.46      37.75     6.570     653      78.91       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                      42      7,116,825.22       2.69      39.99     6.845     621      81.73       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM with 5yr
  IO period                   21      5,184,547.48       1.96      39.89     5.883     681      80.89       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
5/25 ARM with 5yr
  IO period                   17      4,043,591.67       1.53      40.86     6.023     678      81.46       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed                 18      2,672,432.06       1.01      39.88     6.203     674      68.23       180        179       1
------------------------------------------------------------------------------------------------------------------------------------
6 Month ARM - 30 Year          3        462,375.36       0.17      42.38     7.221     619      73.83       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
20/30 Balloon                  2        325,097.65       0.12      37.90     5.574     761      79.80       240        239       1
------------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed                  2        194,484.60       0.07      40.10     6.583     739      55.18       240        239       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691   $264,640,870.93     100.00%     40.72%    6.966%    645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------


LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
LIEN POSITION             LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
    1                      1,331   $249,889,820.33      94.43%     40.73%    6.766%    643      80.69%      358        356       2
------------------------------------------------------------------------------------------------------------------------------------
    2                        360     14,751,050.60       5.57      40.60    10.351     678      99.28       181        179       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691   $264,640,870.93     100.00%     40.72%    6.966%    645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
PREPAYMENT               MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
PENALTY TERM               LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
0                            376   $ 54,973,777.74      20.77%     40.76%   7.315%     640      82.48%      345        343       2
------------------------------------------------------------------------------------------------------------------------------------
6                              1         51,936.78       0.02      24.00    8.500      635      80.00       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
12                            55     11,716,321.35       4.43      41.39    6.719      656      79.60       348        347       2
------------------------------------------------------------------------------------------------------------------------------------
24                           880    144,942,897.85      54.77      41.17    6.868      639      82.24       353        351       2
------------------------------------------------------------------------------------------------------------------------------------
36                           379     52,955,937.21      20.01      39.31    6.925      664      79.99       339        337       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691   $264,640,870.93     100.00%     40.72%   6.966%     645      81.72%      348        346       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
GRAPHIC                  MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO     TERM TO   LOAN
DISTRIBUTION              LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV       MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
California                   891   $151,463,859.08      57.23%    40.98%    6.752%    654     80.44%       347         345       2
------------------------------------------------------------------------------------------------------------------------------------
New York                      72     14,062,221.08       5.31     40.91     6.794     634     76.72        349         347       2
------------------------------------------------------------------------------------------------------------------------------------
Illinois                      63     10,350,781.74       3.91     43.54     7.167     631     84.25        348         346       2
------------------------------------------------------------------------------------------------------------------------------------
Florida                       56      7,661,894.99       2.90     41.23     7.486     633     82.82        353         351       2
------------------------------------------------------------------------------------------------------------------------------------
Arizona                       71      7,567,425.38       2.86     38.50     7.311     651     85.05        344         342       2
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                    37      6,925,953.03       2.62     40.20     7.338     613     82.56        356         354       2
------------------------------------------------------------------------------------------------------------------------------------
Virginia                      44      6,714,021.84       2.54     42.06     7.131     626     81.62        351         349       2
------------------------------------------------------------------------------------------------------------------------------------
Texas                         57      6,652,100.06       2.51     39.34     7.378     619     80.41        339         338       2
------------------------------------------------------------------------------------------------------------------------------------
Maryland                      30      5,366,905.85       2.03     41.47     7.238     615     85.39        356         354       2
------------------------------------------------------------------------------------------------------------------------------------
Nevada                        39      4,917,283.79       1.86     38.85     7.264     647     85.09        345         343       2
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                  38      4,824,747.12       1.82     40.42     7.550     622     88.56        354         352       2
------------------------------------------------------------------------------------------------------------------------------------
Colorado                      31      4,742,576.59       1.79     40.87     6.553     662     80.38        351         349       2
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts                15      3,000,023.14       1.13     43.60     7.247     691     86.37        351         349       2
------------------------------------------------------------------------------------------------------------------------------------
Washington                    16      2,678,466.16       1.01     38.56     6.982     639     87.85        352         351       2
------------------------------------------------------------------------------------------------------------------------------------
Georgia                       24      2,648,872.30       1.00     41.31     7.658     649     82.71        345         344       2
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                     29      2,643,819.88       1.00     40.91     7.283     631     87.42        347         345       2
------------------------------------------------------------------------------------------------------------------------------------
Michigan                      20      2,642,232.01       1.00     40.45     8.004     599     84.58        356         354       2
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                     20      2,486,260.17       0.94     39.40     7.726     598     91.53        357         355       2
------------------------------------------------------------------------------------------------------------------------------------
Ohio                          15      2,134,530.68       0.81     41.89     7.153     633     91.60        352         351       2
------------------------------------------------------------------------------------------------------------------------------------
Montana                       15      1,997,100.39       0.75     32.82     6.876     671     80.67        333         331       1
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                15      1,511,930.43       0.57     41.60     7.225     648     84.00        333         331       2
------------------------------------------------------------------------------------------------------------------------------------
Oregon                        14      1,395,514.68       0.53     43.67     7.432     638     83.40        337         336       1
------------------------------------------------------------------------------------------------------------------------------------
Indiana                       11      1,286,334.61       0.49     31.72     7.655     628     90.34        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                    8      1,240,255.15       0.47     33.21     7.700     639     88.18        340         338       2
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                      6      1,225,587.75       0.46     37.57     7.001     637     85.64        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                     10      1,085,764.48       0.41     34.21     7.556     646     85.56        352         350       2
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                 8      1,015,923.97       0.38     46.38     7.437     669     83.16        355         353       2
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia           6      1,010,275.34       0.38     36.56     8.263     594     78.71        350         349       1
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                       5        787,467.57       0.30     39.62     7.647     577     85.78        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                   4        696,722.17       0.26     34.56     7.483     631     82.04        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Delaware                       3        377,556.91       0.14     45.73     7.501     645     91.85        342         340       1
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                       4        356,406.97       0.13     33.63     6.790     608     77.70        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Missouri                       3        240,981.43       0.09     29.88     7.981     619     87.01        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Idaho                          2        208,557.53       0.08     31.68     7.415     612     90.00        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Maine                          2        180,659.01       0.07     40.00     9.016     616     91.40        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                        2        175,468.59       0.07     43.66     7.922     678     95.67        336         335       1
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                     1        127,289.97       0.05     38.00     6.990     684     83.88        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Utah                           2        113,261.84       0.04     43.00     8.143     620     84.01        324         321       3
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                       1         71,900.47       0.03     31.00     7.870     650     90.00        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Kansas                         1         51,936.78       0.02     24.00     8.500     635     80.00        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,691   $264,640,870.93     100.00%    40.72%    6.966%    645     81.72%       348         346       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-OPT1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING   W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO    LOAN
GROSS MARGIN               LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                  5   $    904,114.93        0.46%    42.53%   6.949%     642      88.36%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                  1        269,799.62        0.14     46.00    7.500      561      66.67       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                  6      1,285,853.89        0.65     37.03    6.204      693      71.93       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                132     26,509,140.92       13.43     40.79    6.062      666      80.05       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                223     44,149,232.51       22.37     41.30    6.274      654      78.81       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                256     48,270,604.78       24.46     41.39    6.626      643      80.05       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                184     33,219,364.22       16.83     39.81    7.104      627      81.46       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                144     26,144,314.28       13.25     40.72    7.515      614      86.84       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                 59     10,319,475.53        5.23     41.15    7.909      605      85.99       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                 39      6,286,670.02        3.19     41.06    8.577      584      88.57       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,049   $197,358,570.70      100.00%    40.89%   6.799%     638      81.46%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-OPT1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
INITIAL CAP                LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                         4    $    624,020.42       0.32%     44.40%   7.461%     636      87.06%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
1.500                       433      82,272,484.24      41.69      41.56    6.824      636      81.55       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
2.000                       443      80,803,224.68      40.94      40.52    6.844      639      82.00       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
3.000                       152      29,615,249.69      15.01      39.99    6.696      638      79.60       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
5.000                        17       4,043,591.67       2.05      40.86    6.023      678      81.46       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,049    $197,358,570.70     100.00%     40.89%   6.799%     638      81.46%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
PERIODIC CAP               LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                      1,049   $197,358,570.70     100.00%     40.89%   6.799%     638      81.46%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,049   $197,358,570.70     100.00%     40.89%   6.799%     638      81.46%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-OPT1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
MAXIMUM RATE               LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                1   $    229,000.00       0.12%     52.00%    5.125%    761      69.60%      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                1        255,745.15       0.13      27.00     6.000     654      80.00       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                9      1,853,415.37       0.94      43.29     5.065     690      80.00       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000               50      9,731,343.36       4.93      40.07     5.487     692      80.27       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500              170     35,457,713.11      17.97      40.32     5.884     667      79.80       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000              220     42,998,764.73      21.79      41.18     6.359     653      79.80       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500              213     41,985,367.27      21.27      41.39     6.822     636      81.24       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000              143     25,139,618.05      12.74      40.50     7.346     625      82.00       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500              134     22,779,421.51      11.54      40.27     7.827     602      85.56       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000               72     11,868,897.78       6.01      43.74     8.312     589      85.04       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500               21      3,071,980.06       1.56      37.04     8.879     545      83.13       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000               10      1,282,030.30       0.65      37.21     9.269     590      86.94       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500                4        627,545.75       0.32      38.98     9.968     541      73.41       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000                1         77,728.26       0.04      40.00    10.375     588      80.00       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,049   $197,358,570.70     100.00%     40.89%    6.799%    638      81.46%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-OPT1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
MINIMUM RATE               LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                  8   $  1,583,209.53       0.80%     43.34%    4.991%    687      80.00%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 47      9,221,060.65       4.67      40.20     5.407     694      80.03       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                173     36,276,830.11      18.38      40.23     5.881     668      79.76       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                220     43,174,419.46      21.88      41.23     6.353     653      79.81       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                218     42,579,776.78      21.57      41.39     6.845     635      81.28       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                146     25,587,330.56      12.96      40.41     7.347     624      81.87       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                132     22,383,882.00      11.34      40.38     7.836     603      85.81       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                 71     11,831,982.75       6.00      43.65     8.315     587      84.92       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                 19      2,733,353.44       1.38      36.27     8.823     547      82.69       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                  9      1,164,503.38       0.59      38.04     9.359     596      88.39       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                 5        744,493.78       0.38      38.83     9.971     538      76.02       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                1         77,728.26       0.04      40.00    10.375     588      80.00       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,049   $197,358,570.70     100.00%     40.89%    6.799%    638      81.46%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-OPT1
GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                            OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
NEXT RATE                MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
ADJUSTMENT DATE            LOANS        BALANCE        BALANCE     DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
February 1, 2004               2   $    282,490.38       0.14%     44.53%   6.573%     593      63.82%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
March 1, 2004                  1        179,884.98       0.09      39.00    8.240      659      89.55       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
March 1, 2005                  1        225,670.63       0.11      55.00    6.990      635      68.17       360        353       7
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2005                  1        348,456.03       0.18      43.00    7.626      542      70.00       360        354       6
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2005                    2        276,528.19       0.14      38.21    7.318      591      87.29       360        355       5
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2005                   8      1,372,657.65       0.70      37.95    7.672      622      82.94       360        356       4
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2005                 100     18,909,670.25       9.58      41.42    6.993      639      81.00       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2005               448     85,887,645.90      43.52      41.34    6.807      636      81.74       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2005            377     68,856,266.99      34.89      40.71    6.784      639      81.64       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
October 1, 2005                3        709,940.00       0.36      41.15    6.357      633      81.96       360        360       0
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2006                   1        107,563.06       0.05      22.00    7.000      628      80.00       360        356       4
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2006                   3        503,870.33       0.26      48.40    7.348      609      90.10       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2006                18      2,635,834.89       1.34      38.10    6.912      629      81.32       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2006             19      3,605,556.94       1.83      40.44    6.857      614      81.03       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
October 1, 2006                1        264,000.00       0.13      44.00    4.990      667      80.00       360        360       0
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2008                   1        274,993.82       0.14      48.00    6.500      679      78.86       360        356       4
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2008                   3        671,471.56       0.34      32.61    5.804      681      75.68       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2008                20      4,279,454.63       2.17      41.88    6.801      634      82.87       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2008             40      7,966,614.47       4.04      37.18    6.235      673      78.35       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,049   $197,358,570.70     100.00%     40.89%   6.799%     638      81.46%      360        358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                   BANC OF AMERICA SECURITIES [LOGO OMITTED]



--------------------------------------------------------------------------------



                        ASSET-BACKED FUNDING CORPORATION
                   ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1

                                COLLATERAL ANNEX





                                OCTOBER 28, 2003


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

            o    DESCRIPTION OF TOTAL MORTGAGE LOANS           2
            O    DESCRIPTION OF GROUP II MORTGAGE LOANS       17

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
                          ----------------------------


SUMMARY                                                                         TOTAL               MINIMUM              MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                    $432,724,003.67
Number of Loans                                                                   2,443
Average Original Loan Balance                                               $177,398.97           $15,000.00           $829,000.00
Average Current Loan Balance                                                $177,128.12           $14,974.63           $825,833.24
(1) Weighted Average Combined Original LTV                                       82.08%               22.46%               100.00%
(1) Weighted Average Gross Coupon                                                7.037%               4.750%               13.250%
(1) (2) Weighted Average Gross Margin                                            5.835%               1.000%                8.625%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  26                    4                    60
(1) Weighted Average Remaining Term to Maturity (months)                            340                  176                   360
(1) (3) Weighted Average Credit Score                                               647                  500                   837
-----------------------------------------------------------------------------------------------------------------------------------
     (1)  Weighted Average reflected in Total.
     (2)  Adjustable Loans Only
     (3)  100.00% of the Mortgage Loans have Credit Scores.


--------------------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF STATISTICAL
                                                                                            CUT-OFF DATE
                                        RANGE                                          PRINCIPAL BALANCE
                                        -----                                          -----------------
  Product Type                          Adjustable                                     72.23%
                                        Fixed                                          27.77%
  Fully Amortizing Mortgage Loans                                                      86.35%
  Balloon Loans                                                                        9.07%
  Loans with a 60 month IO Period                                                      4.58%
  Lien                                  First                                          90.96%
                                        Second                                         9.04%
  Property Type                         Single Family                                  70.95%
                                        PUD Single Family (Detached)                   13.31%
                                        PUD Project (Attached)                         2.22%
                                        Condominium                                    8.96%
                                        Duplex                                         3.46%
                                        Triplex                                        0.57%
                                        Multi Family                                   0.38%
                                        Manufactured Housing                           0.16%
   Occupancy Status                     Owner Occupied                                 95.32%
                                        Non-Owner Occupied                             3.28%
                                        Second Home                                    1.40%
   Geographic Distribution              California                                     62.11%
                                        New York                                       4.70%
                                        Illinois                                       3.12%
                                        New Jersey                                     3.05%
                                        Virginia                                       2.62%
  Number of States (including DC)                                                      42
  Largest Zip Code Concentration        93036                                          0.71%
  Loans with Prepayment Penalties                                                      78.33%
--------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                        PERCENT                                    W.A.        W.A.       W.A.
                      OF          AGGREGATE      OF LOANS                W.A.      W.A.    COMBINED    ORIGINAL   REMAINING    W.A.
                    MORTGAGE      PRINCIPAL     BY PRINCIPAL    W.A.    GROSS    CREDIT    ORIGINAL     TERM TO    TERM TO    LOAN
MORTGAGE COUPONS     LOANS         BALANCE         BALANCE      DTI     COUPON    SCORE       LTV      MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000          16        $5,307,784.40       1.23%     42.82%    4.946%    705       70.29%       316        314        1
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500          95        23,150,704.00       5.35      39.41     5.393     697       76.25        351        350        1
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000         312        80,077,788.08      18.51      40.28     5.871     676       78.12        357        356        2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500         345        85,223,991.46      19.69      40.39     6.356     656       79.46        359        357        2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000         350        84,371,506.25      19.50      41.26     6.844     639       81.23        358        356        2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500         248        48,486,811.97      11.21      40.39     7.338     627       82.13        359        358        2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000         257        43,260,120.89      10.00      40.78     7.825     610       85.54        350        348        2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500         149        19,216,726.13       4.44      42.69     8.338     599       85.36        339        337        2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000          82         8,212,725.85       1.90      37.81     8.865     605       89.72        294        292        2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500          62         4,880,820.31       1.13      40.92     9.401     633       94.43        263        262        2
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000         65         5,162,018.76       1.19      40.32     9.910     640       93.73        226        224        1
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500        76         4,571,798.23       1.06      40.56    10.441     648       98.15        183        181        2
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000       243        15,111,728.17       3.49      41.71    10.861     657       98.31        180        178        2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500        42         1,537,759.59       0.36      40.69    11.278     651       98.90        180        178        2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000        27         1,178,249.06       0.27      41.68    11.845     651       97.24        192        191        2
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500        42         1,650,435.11       0.38      42.04    12.335     663       98.66        180        178        2
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000        31         1,263,361.35       0.29      39.48    12.824     645       99.76        180        178        2
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500         1            59,674.06       0.01      31.00    13.250     610      100.00        180        178        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,443      $432,724,003.67     100.00%     40.67%    7.037%    647       82.08%       341        340        2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                      PERCENT                                 W.A.        W.A.        W.A.
                            OF         AGGREGATE     OF LOANS             W.A.      W.A.    COMBINED   ORIGINAL    REMAINING    W.A.
                         MORTGAGE      PRINCIPAL   BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL    TERM TO     TERM TO     LOAN
COMBINED ORIGINAL LTV      LOANS        BALANCE       BALANCE     DTI    COUPON    SCORE      LTV      MATURITY    MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                1        $114,828.77      0.03%     36.00%   7.500%    616      22.46%       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                3         449,346.98      0.10      37.93    6.217     650      29.46        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                2         219,609.68      0.05      41.18    7.563     588      32.16        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                6       1,017,587.21      0.24      38.00    6.534     615      37.29        339         337        2
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                9       1,320,840.29      0.31      31.11    6.323     663      42.65        340         338        2
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00               14       2,851,166.59      0.66      35.28    6.334     674      47.26        343         341        2
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               23       5,191,803.94      1.20      37.59    6.514     659      52.92        333         332        1
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00               22       4,765,664.05      1.10      39.14    6.298     632      58.17        347         346        2
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00               41      10,214,430.19      2.36      37.78    6.611     647      63.23        340         339        2
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00               63      14,132,953.31      3.27      38.16    6.673     623      68.45        356         354        2
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              118      27,997,838.76      6.47      38.52    6.725     633      73.56        353         351        2
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00              884     203,626,974.18     47.06      41.16    6.447     658      79.74        359         357        2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00              167      36,920,647.09      8.53      41.09    7.127     611      84.10        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              243      46,923,526.37     10.84      40.83    7.264     631      89.39        350         348        2
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              196      33,745,045.85      7.80      41.65    7.611     644      94.48        344         343        2
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00             651      43,231,740.41      9.99      41.24    9.700     668      99.89        220         218        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,443    $432,724,003.67    100.00%     40.67%   7.037%    647      82.08%       341         340        2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                     PERCENT                                    W.A.       W.A.       W.A.
                            OF         AGGREGATE    OF LOANS                 W.A.      W.A.   COMBINED   ORIGINAL   REMAINING   W.A.
                         MORTGAGE      PRINCIPAL   BY PRINCIPAL   W.A.       GROSS    CREDIT  ORIGINAL   TERM TO     TERM TO    LOAN
PRINCIPAL BALANCE          LOANS        BALANCE      BALANCE      DTI        COUPON   SCORE      LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00         350     $12,358,736.60     2.86%     40.17%      10.542%   663      98.13%      184       183        2
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00       265      16,574,578.44     3.83      39.81        9.514    649      93.85       234       233        2
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00      235      20,645,506.39     4.77      39.19        8.421    634      87.48       288       286        2
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00     187      21,053,579.64     4.87      40.03        7.708    633      83.02       320       319        2
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00     181      24,843,278.16     5.74      40.15        7.428    640      83.31       334       333        2
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00     165      26,681,789.91     6.17      39.52        6.846    642      80.67       355       353        2
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00     207      38,800,564.39     8.97      41.24        6.865    636      80.86       357       356        2
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00     145      30,876,980.43     7.14      40.42        6.656    638      80.84       357       355        2
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00     119      28,355,150.82     6.55      41.13        6.621    653      80.12       358       357        2
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00     111      29,178,268.67     6.74      41.01        6.554    646      80.69       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00     115      32,906,700.26     7.60      40.94        6.662    643      80.08       358       357        2
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00      68      21,336,377.82     4.93      41.30        6.602    660      81.58       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00      52      17,542,068.67     4.05      41.71        6.891    646      82.30       357       355        2
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00      41      14,824,868.14     3.43      43.02        6.590    663      81.59       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00      45      17,485,542.72     4.04      40.49        6.491    661      82.05       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00      30      12,373,060.18     2.86      42.18        6.481    645      82.98       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00      23      10,042,769.98     2.32      42.18        6.129    670      78.16       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00      15       6,945,124.29     1.60      37.24        6.453    648      82.25       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00      36      17,582,442.02     4.06      42.01        6.679    639      77.99       355       353        2
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00      11       5,668,368.47     1.31      37.61        6.637    648      81.81       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00       4       2,160,929.09     0.50      45.24        6.373    645      81.07       315       313        2
------------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 575,000.00       9       5,048,514.49     1.17      39.84        6.172    683      79.25       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00       6       3,544,153.83     0.82      41.38        6.309    693      75.65       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 625,000.00       2       1,215,715.59     0.28      44.53        6.129    738      81.75       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
625,000.01 - 650,000.00       7       4,488,359.87     1.04      43.58        6.233    666      75.55       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 675,000.00       2       1,318,885.00     0.30      37.47        6.184    678      80.00       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
675,000.01 - 700,000.00       3       2,047,603.37     0.47      45.33        6.439    655      75.47       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00       2       1,415,897.01     0.33      24.62        7.429    640      76.25       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
725,000.01 - 750,000.00       3       2,215,519.76     0.51      38.67        6.875    646      72.77       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 775,000.00       1         765,000.00     0.18      40.00        6.750    683      85.00       360       357        3
------------------------------------------------------------------------------------------------------------------------------------
775,000.01 - 800,000.00       1         799,259.04     0.18      31.00        6.375    705      53.33       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 825,000.00       1         802,577.38     0.19      11.00        6.625    617      80.00       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
825,000.01 - 850,000.00       1         825,833.24     0.19      51.00        4.750    705      61.41       180       179        1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,443    $432,724,003.67   100.00%     40.67%       7.037%   647      82.08%      341       340        2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                    PERCENT                                 W.A.     W.A.       W.A.
                                OF       AGGREGATE       OF LOANS            W.A.     W.A.    COMBINED  ORIGINAL   REMAINING   W.A.
                              MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.   GROSS   CREDIT   ORIGINAL   TERM TO    TERM TO    LOAN
ORIGINAL TERM TO MATURITY      LOANS      BALANCE        BALANCE      DTI   COUPON   SCORE      LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
  180                            707   $44,259,391.92     10.23%     40.91%  9.818%   665      94.96%      180        178       2
------------------------------------------------------------------------------------------------------------------------------------
  240                              6       671,078.05      0.16      39.68   6.463    712      73.43       240        239       1
------------------------------------------------------------------------------------------------------------------------------------
  360                          1,730   387,793,533.70     89.62      40.64   6.721    645      80.63       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,443  $432,724,003.67    100.00%     40.67%  7.037%   647      82.08%      341        340       2
------------------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                     PERCENT                                W.A.      W.A.       W.A.
                                OF        AGGREGATE      OF LOANS             W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                             MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT  ORIGINAL    TERM TO    TERM TO    LOAN
REMAINING TERM TO MATURITY    LOANS        BALANCE       BALANCE      DTI    COUPON   SCORE      LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
176 - 180                       707     $44,259,391.92    10.23%     40.91%   9.818%   665      94.96%     180         178       2
------------------------------------------------------------------------------------------------------------------------------------
236 - 240                         6         671,078.05     0.16      39.68    6.463    712      73.43      240         239       1
------------------------------------------------------------------------------------------------------------------------------------
351 - 355                         7       1,361,589.79     0.31      45.51    7.572    617      79.11      360         354       6
------------------------------------------------------------------------------------------------------------------------------------
356 - 360                     1,723     386,431,943.91    89.30      40.62    6.718    645      80.63      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,443    $432,724,003.67   100.00%     40.67%   7.037%   647      82.08%     341         340       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                         PERCENT                                     W.A.        W.A.       W.A.
                    OF           AGGREGATE       OF LOANS                W.A.     W.A.     COMBINED    ORIGINAL   REMAINING    W.A.
                 MORTGAGE        PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT    ORIGINAL    TERM TO     TERM TO     LOAN
CREDIT SCORE      LOANS           BALANCE         BALANCE       DTI     COUPON    SCORE      LTV       MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
801 - 850             8        $1,811,156.75        0.42%      40.16%    6.2645%   812      76.36%       344         343        2
------------------------------------------------------------------------------------------------------------------------------------
751 - 800           115        21,803,255.07        5.04       37.46     6.392     769      79.77        341         339        2
------------------------------------------------------------------------------------------------------------------------------------
701 - 750           287        52,056,926.36       12.03       39.61     6.646     721      81.55        337         335        2
------------------------------------------------------------------------------------------------------------------------------------
651 - 700           735       132,488,521.93       30.62       41.68     6.873     672      82.88        335         333        2
------------------------------------------------------------------------------------------------------------------------------------
601 - 650           796       136,774,221.12       31.61       40.57     7.151     628      83.03        341         339        2
------------------------------------------------------------------------------------------------------------------------------------
551 - 600           363        62,038,845.93       14.34       40.83     7.354     578      81.55        353         351        2
------------------------------------------------------------------------------------------------------------------------------------
501 - 550           136        25,355,005.66        5.86       40.35     7.909     527      77.71        358         356        2
------------------------------------------------------------------------------------------------------------------------------------
451 - 500             3           396,070.85        0.09       48.58     7.774     500      78.03        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:            2,443      $432,724,003.67      100.00%      40.67%    7.037%    647      82.08%       341         340        2
------------------------------------------------------------------------------------------------------------------------------------

CREDIT GRADE

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                      W.A.      W.A.       W.A.
                       OF          AGGREGATE       OF LOANS                 W.A.       W.A.   COMBINED   ORIGINAL   REMAINING  W.A.
                    MORTGAGE       PRINCIPAL     BY PRINCIPAL    W.A.       GROSS     CREDIT  ORIGINAL    TERM TO    TERM TO   LOAN
CREDIT GRADE         LOANS          BALANCE         BALANCE      DTI       COUPON     SCORE      LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
AA                   1,278      $232,308,886.17      53.69%     40.64%      6.798%     688      82.39%      337       335       2
------------------------------------------------------------------------------------------------------------------------------------
A                      650       110,796,763.16      25.60      40.70       7.146      627      82.70       340       338       2
------------------------------------------------------------------------------------------------------------------------------------
A-                     200        32,040,171.77       7.40      41.08       7.324      593      83.01       346       344       2
------------------------------------------------------------------------------------------------------------------------------------
B+                     159        29,839,972.39       6.90      40.23       7.378      567      81.25       359       357       2
------------------------------------------------------------------------------------------------------------------------------------
B                      147        26,056,474.42       6.02      40.68       7.941      533      77.35       358       357       2
------------------------------------------------------------------------------------------------------------------------------------
C                        9         1,681,735.76       0.39      42.65       7.416      549      68.51       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,443      $432,724,003.67     100.00%     40.67%      7.037%     647      82.08%      341       340       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                       PERCENT                                 W.A.      W.A.      W.A.
                                OF        AGGREGATE       OF LOANS                W.A.   W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
                              MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO  LOAN
PROPERTY TYPE                  LOANS        BALANCE         BALANCE      DTI    COUPON   SCORE      LTV     MATURITY  MATURITY  AGE
------------------------------------------------------------------------------------------------------------------------------------
Single Family                  1,722    $307,032,686.28      70.95%     40.62%   7.029%   645      81.76%      343      341      2
------------------------------------------------------------------------------------------------------------------------------------
PUD Single Family (Detached)     289      57,586,215.99      13.31      40.89    7.049    648      82.86       338      336      2
------------------------------------------------------------------------------------------------------------------------------------
Condominium                      264      38,772,763.82       8.96      40.39    6.951    660      83.33       336      334      2
------------------------------------------------------------------------------------------------------------------------------------
Duplex                            79      14,954,663.42       3.46      42.05    7.178    658      80.33       338      337      2
------------------------------------------------------------------------------------------------------------------------------------
PUD Project (Attached)            66       9,588,076.09       2.22      39.19    7.140    645      85.57       340      339      2
------------------------------------------------------------------------------------------------------------------------------------
Triplex                           10       2,461,933.94       0.57      45.19    7.361    677      83.11       344      342      2
------------------------------------------------------------------------------------------------------------------------------------
Multi Family                       7       1,648,223.23       0.38      39.38    7.586    662      81.06       360      357      3
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing               6         679,440.90       0.16      38.42    7.808    587      78.27       348      346      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,443    $432,724,003.67     100.00%     40.67%   7.037%   647      82.08%      341      340      2
------------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                       OF          AGGREGATE     OF LOANS             W.A.       W.A.   COMBINED    ORIGINAL   REMAINING     W.A.
                     MORTGAGE      PRINCIPAL   BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO      LOAN
OCCUPANCY STATUS      LOANS         BALANCE      BALANCE      DTI    COUPON     SCORE     LTV       MATURITY   MATURITY      AGE
------------------------------------------------------------------------------------------------------------------------------------
Primary               2,331    $412,460,931.87    95.32%     40.77%   7.030%     646     82.10%       341        339          2
------------------------------------------------------------------------------------------------------------------------------------
Investment               78      14,203,997.83     3.28      37.29    7.229      680     80.60        357        355          2
------------------------------------------------------------------------------------------------------------------------------------
Second/Vacation          34       6,059,073.97     1.40      41.57    7.061      686     84.47        346        345          2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,443    $432,724,003.67   100.00%     40.67%   7.037%     647     82.08%       341        340          2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER                    PERCENT                            W.A.      W.A.      W.A.
                                        OF       AGGREGATE      OF LOANS           W.A.    W.A.  COMBINED  ORIGINAL  REMAINING  W.A.
                                     MORTGAGE    PRINCIPAL    BY PRINCIPAL  W.A.   GROSS CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
DOCUMENTATION                         LOANS       BALANCE       BALANCE     DTI   COUPON  SCORE    LTV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Full (w2 & Tax Returns)               1,239   $209,748,951.08    48.47%    41.57%  6.992%  635    83.49%      343      342       2
------------------------------------------------------------------------------------------------------------------------------------
Stated (Stated/Stated )                 544     99,883,853.56    23.08     40.20   7.064   659    78.37       341      339       2
------------------------------------------------------------------------------------------------------------------------------------
Streamlined - Stated ( PITI Verified)   357     57,973,759.31    13.40     41.84   7.207   675    82.68       334      333       1
------------------------------------------------------------------------------------------------------------------------------------
Full-alt (24 Months Bank Statements)    109     26,938,298.64     6.23     33.48   6.746   658    83.05       341      340       2
------------------------------------------------------------------------------------------------------------------------------------
Limited (12 Months Bank Statements)      98     20,419,312.74     4.72     39.92   7.211   626    81.76       347      345       2
------------------------------------------------------------------------------------------------------------------------------------
Lite (6 Months Bank Statements)          95     17,543,256.36     4.05     40.60   7.112   643    83.28       339      337       2
------------------------------------------------------------------------------------------------------------------------------------
Stated loans over 85 LTV                  1        216,571.98     0.05     40.00   6.990   569    85.00       360      359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                2,443   $432,724,003.67   100.00%    40.67%  7.037%  647    82.08%      341      340       2
------------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                             W.A.      W.A.       W.A.
                             OF         AGGREGATE     OF LOANS            W.A.    W.A.   COMBINED  ORIGINAL   REMAINING      W.A.
                          MORTGAGE      PRINCIPAL   BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL   TERM TO    TERM TO       LOAN
LOAN PURPOSE               LOANS         BALANCE      BALANCE      DTI   COUPON   SCORE     LTV    MATURITY   MATURITY       AGE
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   1,408    $223,641,332.68    51.68%     41.08%  7.114%   662     83.80%     334       332           2
------------------------------------------------------------------------------------------------------------------------------------
Cash-out Refinance           816     165,527,421.76    38.25      40.47   6.954    631     80.50      351       349           2
------------------------------------------------------------------------------------------------------------------------------------
Rate-term Refinance          202      41,357,502.31     9.56      39.25   6.927    641     79.47      342       340           2
------------------------------------------------------------------------------------------------------------------------------------
Texas Cash-out Refinance      17       2,197,746.92     0.51      40.30   7.554    585     75.46      343       342           2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,443    $432,724,003.67   100.00%     40.67%  7.037%   647     82.08%     341       340           2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                      PERCENT                               W.A.        W.A.       W.A.
                                OF        AGGREGATE      OF LOANS             W.A.    W.A.    COMBINED   ORIGINAL   REMAINING  W.A.
                             MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.   GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO   LOAN
PRODUCT TYPE                  LOANS        BALANCE       BALANCE      DTI    COUPON  SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                      1,198    $259,986,219.39    60.08%     41.19%   6.818%  636      81.28%      360         358      2
------------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed                   339      75,242,269.09    17.39      39.85    6.618   671      78.55       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon                   679      38,939,620.93     9.00      41.02   10.332   664      98.77       180         178      2
------------------------------------------------------------------------------------------------------------------------------------
5/25 ARM                         70      18,540,364.39     4.28      39.12    6.494   655      79.88       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM with 5yr IO period      40      13,883,266.50     3.21      37.69    6.083   673      80.49       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                         59      13,763,247.30     3.18      39.83    6.703   626      81.37       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
5/25 ARM with 5yr IO period      21       5,915,791.67     1.37      39.87    5.966   686      79.78       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed                    28       5,319,770.99     1.23      40.15    6.056   671      67.03       180         179      1
------------------------------------------------------------------------------------------------------------------------------------
6 Month ARM - 30Year              3         462,375.36     0.11      42.38    7.221   619      73.83       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed                     4         345,980.40     0.08      41.36    7.299   665      67.44       240         238      2
------------------------------------------------------------------------------------------------------------------------------------
20/30 Balloon                     2         325,097.65     0.08      37.90    5.574   761      79.80       240         239      1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,443    $432,724,003.67   100.00%     40.67%   7.037%  647      82.08%      341         340      2
------------------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                        PERCENT                                    W.A.        W.A.       W.A.
                    OF          AGGREGATE      OF LOANS                W.A.      W.A.    COMBINED    ORIGINAL   REMAINING    W.A.
                 MORTGAGE       PRINCIPAL    BY PRINCIPAL    W.A.     GROSS     CREDIT   ORIGINAL    TERM TO    TERM TO      LOAN
LIEN POSITION     LOANS          BALANCE       BALANCE       DTI      COUPON    SCORE      LTV       MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
    1             1,760      $393,621,095.96    90.96%      40.63%     6.710%    646      80.43%       357          356       2
------------------------------------------------------------------------------------------------------------------------------------
    2               683        39,102,907.71     9.04       41.00     10.332     664      98.75        180          179       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:            2,443      $432,724,003.67   100.00%      40.67%     7.037%    647      82.08%       341          340       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                     PERCENT                                W.A.       W.A.       W.A.
                              OF       AGGREGATE       OF LOANS              W.A.    W.A.   COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE    PRINCIPAL     BY PRINCIPAL    W.A.    GROSS  CREDIT  ORIGINAL    TERM TO    TERM TO    LOAN
PREPAYMENT PENALTY TERM      LOANS      BALANCE        BALANCE       DTI    COUPON  SCORE      LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
    0                          566   $93,786,179.06      21.67%     40.29%   7.410%  644      82.85%      334       332        2
------------------------------------------------------------------------------------------------------------------------------------
    6                            1        51,936.78       0.01      24.00    8.500   635      80.00       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
   12                           90    22,237,554.35       5.14      40.56    6.865   654      81.04       346       345        2
------------------------------------------------------------------------------------------------------------------------------------
   24                        1,244   228,870,570.86      52.89      41.48    6.917   640      82.50       347       346        2
------------------------------------------------------------------------------------------------------------------------------------
   36                          542    87,777,762.62      20.28      38.99    6.997   670      80.45       332       331        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,443  $432,724,003.67     100.00%     40.67%   7.037%  647      82.08%      341       340        2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                 W.A.       W.A.       W.A.
                              OF        AGGREGATE      OF LOANS              W.A.      W.A.   COMBINED   ORIGINAL   REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.     GROSS    CREDIT  ORIGINAL    TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION      LOANS       BALANCE        BALANCE     DTI     COUPON    SCORE      LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
California                   1,374   $268,786,175.56     62.11%    40.84%    6.871%    655      81.42%      339        337      2
------------------------------------------------------------------------------------------------------------------------------------
New York                        94     20,322,552.75      4.70     40.39     6.800     639      77.84       347        346      2
------------------------------------------------------------------------------------------------------------------------------------
Illinois                        75     13,502,872.65      3.12     42.66     7.218     633      84.81       346        345      2
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                      55     13,206,577.87      3.05     39.90     7.082     621      79.52       340        338      2
------------------------------------------------------------------------------------------------------------------------------------
Virginia                        77     11,345,106.73      2.62     41.39     7.412     622      82.29       343        341      2
------------------------------------------------------------------------------------------------------------------------------------
Florida                         72     10,427,424.50      2.41     39.59     7.400     638      82.09       352        350      2
------------------------------------------------------------------------------------------------------------------------------------
Maryland                        48      8,845,748.12      2.04     43.83     7.464     625      83.68       345        344      2
------------------------------------------------------------------------------------------------------------------------------------
Arizona                         78      8,767,641.57      2.03     37.84     7.323     647      84.09       343        341      2
------------------------------------------------------------------------------------------------------------------------------------
Texas                           76      8,704,259.16      2.01     38.73     7.450     628      81.45       336        335      2
------------------------------------------------------------------------------------------------------------------------------------
Colorado                        46      7,921,011.59      1.83     40.76     6.923     644      82.04       348        346      2
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    59      7,715,721.34      1.78     40.59     7.549     624      87.48       353        351      2
------------------------------------------------------------------------------------------------------------------------------------
Nevada                          49      6,313,319.17      1.46     39.12     7.528     644      84.43       340        338      2
------------------------------------------------------------------------------------------------------------------------------------
Michigan                        32      5,319,758.47      1.23     39.39     7.949     644      83.73       353        351      2
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts                  20      5,221,686.92      1.21     45.01     7.141     675      83.52       351        350      2
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                       37      3,419,684.45      0.79     40.74     7.269     628      85.81       341        339      2
------------------------------------------------------------------------------------------------------------------------------------
Ohio                            20      3,357,892.99      0.78     41.49     7.178     643      88.35       345        344      1
------------------------------------------------------------------------------------------------------------------------------------
Washington                      19      3,239,083.14      0.75     40.43     7.181     640      87.36       346        344      2
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                       24      2,926,992.89      0.68     38.20     7.715     598      89.89       357        355      2
------------------------------------------------------------------------------------------------------------------------------------
Georgia                         28      2,842,103.54      0.66     41.13     7.960     649      83.79       334        333      2
------------------------------------------------------------------------------------------------------------------------------------
Montana                         19      2,742,399.10      0.63     31.30     6.944     661      83.54       338        337      2
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                       14      1,673,990.88      0.39     40.53     7.750     634      88.05       355        353      2
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                  18      1,632,884.62      0.38     42.19     7.631     646      85.18       322        320      2
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                  16      1,618,729.45      0.37     44.40     7.979     651      85.07       337        335      2
------------------------------------------------------------------------------------------------------------------------------------
Oregon                          16      1,594,641.97      0.37     42.63     7.559     632      84.23       340        339      1
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                        7      1,552,873.61      0.36     38.93     7.159     638      87.61       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia             7      1,408,737.83      0.33     40.93     8.189     599      83.32       353        351      1
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                      9      1,406,319.39      0.32     32.72     7.853     631      88.99       342        341      2
------------------------------------------------------------------------------------------------------------------------------------
Indiana                         11      1,286,334.61      0.30     31.72     7.655     628      90.34       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire                    4      1,191,474.07      0.28     49.87     7.206     639      85.77       317        314      3
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                         6        855,319.44      0.20     39.17     7.674     581      85.32       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                     4        696,722.17      0.16     34.56     7.483     631      82.04       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Utah                             3        525,615.53      0.12     37.51     7.442     685      88.12       352        350      2
------------------------------------------------------------------------------------------------------------------------------------
Delaware                         4        502,350.99      0.12     45.30     7.374     622      87.97       346        345      2
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                         6        439,053.81      0.10     33.77     7.122     604      79.72       352        350      2
------------------------------------------------------------------------------------------------------------------------------------
Missouri                         4        331,716.78      0.08     31.55     8.396     588      87.56       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                          3        269,670.63      0.06     40.63     7.160     690      90.20       344        343      1
------------------------------------------------------------------------------------------------------------------------------------
Idaho                            2        208,557.53      0.05     31.68     7.415     612      90.00       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Maine                            2        180,659.01      0.04     40.00     9.016     616      91.40       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                      2        169,211.62      0.04     44.32     8.329     610      96.92       360        357      3
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                       1        127,289.97      0.03     38.00     6.990     684      83.88       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                         1         71,900.47      0.02     31.00     7.870     650      90.00       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
Kansas                           1         51,936.78      0.01     24.00     8.500     635      80.00       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,443   $432,724,003.67    100.00%    40.67%    7.037%    647      82.08%      341        340      2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                        PERCENT                                  W.A.       W.A.        W.A.
                    OF           AGGREGATE      OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING      W.A.
                 MORTGAGE        PRINCIPAL    BY PRINCIPAL    W.A.     GROSS  CREDIT   ORIGINAL    TERM TO     TERM TO      LOAN
GROSS MARGIN      LOANS           BALANCE        BALANCE      DTI     COUPON  SCORE       LTV     MATURITY    MATURITY      AGE
------------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000         6        $1,650,514.93       0.53%     41.39%    6.859%   660      83.93%      360         359         1
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500         1           269,799.62       0.09      46.00     7.500    561      66.67       360         359         1
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500        10         2,042,471.51       0.65      37.58     6.282    679      65.72       360         359         1
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000       177        44,143,737.46      14.12      41.10     5.960    663      79.85       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500       308        77,628,009.81      24.84      41.03     6.281    651      78.59       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000       323        73,207,646.11      23.42      41.52     6.609    649      80.21       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500       239        52,407,269.60      16.77      39.00     7.092    622      81.67       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000       190        37,277,804.32      11.93      41.02     7.504    614      86.29       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500        84        15,277,809.45       4.89      41.09     7.964    603      85.13       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000        47         7,481,744.76       2.39      42.19     8.586    589      88.89       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500         5           998,392.80       0.32      44.20     8.977    610      90.73       360         359         1
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000         1           166,064.24       0.05      29.00     9.000    574      95.00       360         359         1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:            1,391      $312,551,264.61     100.00%     40.83%    6.746%   639      81.13%      360         358         2
------------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                           PERCENT                                W.A.        W.A.       W.A.
                    OF            AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                 MORTGAGE         PRINCIPAL     BY PRINCIPAL   W.A.     GROSS  CREDIT   ORIGINAL    TERM TO    TERM TO     LOAN
INITIAL CAP       LOANS            BALANCE        BALANCE      DTI     COUPON   SCORE      LTV     MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
    1.00              5           $756,390.18       0.24%     40.30%    7.643%   620      82.76%      360        358        2
------------------------------------------------------------------------------------------------------------------------------------
    1.50            566        125,527,235.10      40.16      40.88     6.771    636      81.43       360        358        2
------------------------------------------------------------------------------------------------------------------------------------
    2.00            578        123,488,426.30      39.51      41.46     6.823    638      81.32       360        359        1
------------------------------------------------------------------------------------------------------------------------------------
    3.00            221         56,863,421.36      18.19      39.46     6.591    643      80.16       360        358        2
------------------------------------------------------------------------------------------------------------------------------------
    5.00             21          5,915,791.67       1.89      39.87     5.966    686      79.78       360        358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:            1,391       $312,551,264.61     100.00%     40.83%    6.746%   639      81.13%      360        358        2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                        PERCENT                                   W.A.      W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.   COMBINED   ORIGINAL    REMAINING     W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT  ORIGINAL    TERM TO     TERM TO      LOAN
PERIODIC CAP          LOANS        BALANCE         BALANCE       DTI     COUPON    SCORE     LTV     MATURITY    MATURITY      AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                 1,391    $312,551,264.61     100.00%      40.83%   6.746%     639     81.13%     360         358          2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,391    $312,551,264.61     100.00%      40.83%   6.746%     639     81.13%     360         358          2
------------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                        PERCENT                                    W.A.        W.A.       W.A.
                        OF         AGGREGATE        OF LOANS               W.A.      W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.      GROSS    CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MAXIMUM RATE          LOANS         BALANCE         BALANCE      DTI      COUPON     SCORE      LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500           1        $229,000.00         0.07%    52.00%     5.125%     761      69.60%       360       359       1
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000           1         255,745.15         0.08     27.00      6.000      654      80.00        360       359       1
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500          14       3,927,166.56         1.26     44.37      5.056      693      80.00        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000          65      15,854,422.71         5.07     40.52      5.425      685      80.07        360       359       1
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500         233      60,248,114.91        19.28     41.12      5.871      667      79.75        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000         278      66,844,061.33        21.39     40.73      6.364      648      79.49        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500         290      71,455,048.13        22.86     41.02      6.831      637      81.22        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000         188      37,567,236.98        12.02     40.35      7.337      622      81.79        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500         179      33,577,670.20        10.74     39.99      7.808      605      84.96        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000          87      14,219,767.72         4.55     43.23      8.329      584      83.51        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500          32       4,949,251.25         1.58     36.87      8.864      551      83.86        360       359       1
------------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000          16       2,307,123.67         0.74     42.00      9.298      604      87.88        360       359       1
------------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500           6       1,038,927.74         0.33     38.01      9.896      568      75.27        360       359       1
------------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000           1          77,728.26         0.02     40.00     10.375      588      80.00        360       359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,391    $312,551,264.61       100.00%    40.83%     6.746%     639      81.13%       360       358       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                       PERCENT                                    W.A.        W.A.       W.A.
                      OF          AGGREGATE       OF LOANS               W.A.      W.A.    COMBINED    ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.      GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO    LOAN
MINIMUM RATE         LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE      LTV       MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000           12      $3,209,990.71      1.03%      45.23%     4.992%    693      80.00%        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           63      15,791,110.01      5.05       40.57      5.371     685      79.92         360        359       1
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000          236      61,067,231.91     19.54       41.06      5.869     668      79.72         360        358       2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500          278      67,083,466.51     21.46       40.67      6.365     649      79.53         360        358       2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000          296      72,388,856.03     23.16       41.03      6.843     636      81.24         360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500          192      38,433,326.87     12.30       40.27      7.332     624      81.57         360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000          174      32,262,793.23     10.32       40.23      7.829     603      85.43         360        358       2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           87      14,280,663.93      4.57       43.16      8.330     583      83.17         360        358       2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           30       4,610,624.63      1.48       36.40      8.829     553      83.65         360        358       2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500           15       2,189,596.75      0.70       42.70      9.348     608      88.70         360        359       1
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000           7       1,155,875.77      0.37       38.01      9.906     563      76.76         360        359       1
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500          1          77,728.26      0.02       40.00     10.375     588      80.00         360        359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,391    $312,551,264.61    100.00%      40.83%     6.746%    639      81.13%        360        358       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                       PERCENT                                  W.A.      W.A.       W.A.
                              OF         AGGREGATE       OF LOANS              W.A.     W.A.   COMBINED   ORIGINAL   REMAINING  W.A.
                           MORTGAGE      PRINCIPAL     BY PRINCIPAL    W.A.   GROSS    CREDIT  ORIGINAL    TERM TO    TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE   LOANS         BALANCE        BALANCE       DTI    COUPON   SCORE      LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
February 1, 2004                2         $282,490.38       0.09%     44.53%   6.573%   593      63.82%     360        358       2
------------------------------------------------------------------------------------------------------------------------------------
March 1, 2004                   1          179,884.98       0.06      39.00    8.240    659      89.55      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
March 1, 2005                   1          225,670.63       0.07      55.00    6.990    635      68.17      360        353       7
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2005                   1          348,456.03       0.11      43.00    7.626    542      70.00      360        354       6
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2005                     3          384,636.43       0.12      38.15    7.425    567      80.70      360        355       5
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2005                   10        1,773,314.79       0.57      39.58    7.559    625      82.48      360        356       4
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2005                  125       28,322,867.09       9.06      41.34    6.864    644      81.09      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2005                601      135,679,003.22      43.41      40.66    6.780    635      81.56      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2005             494      106,425,597.70      34.05      41.38    6.745    640      80.92      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
October 1, 2005                 3          709,940.00       0.23      41.15    6.357    633      81.96      360        360       0
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2006                    1          107,563.06       0.03      22.00    7.000    628      80.00      360        356       4
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2006                    5        1,144,980.95       0.37      40.01    6.999    622      84.42      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2006                 25        5,727,296.05       1.83      37.82    6.617    632      81.79      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2006              27        6,519,407.24       2.09      41.68    6.792    620      80.54      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
October 1, 2006                 1          264,000.00       0.08      44.00    4.990    667      80.00      360        360       0
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2008                    1          274,993.82       0.09      48.00    6.500    679      78.86      360        356       4
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2008                    6        1,674,477.10       0.54      35.10    6.074    668      74.98      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2008                 32        9,040,292.89       2.89      41.90    6.753    645      82.72      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2008              51       12,719,992.25       4.07      37.78    6.105    672      78.55      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
October 1, 2008                 1          746,400.00       0.24      40.00    6.750    682      78.57      360        360       0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,391     $312,551,264.61     100.00%     40.83%   6.746%   639      81.13%     360        358       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


                         DESCRIPTION OF THE COLLATERAL
                        GROUP II MORTGAGE LOANS SUMMARY
                        -------------------------------


SUMMARY                                                                         TOTAL               MINIMUM              MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                    $168,083,132.74
Number of Loans                                                                     752
Average Original Loan Balance                                               $223,859.32           $15,000.00           $829,000.00
Average Current Loan Balance                                                $223,514.80           $14,993.10           $825,833.24
(1) Weighted Average Combined Original LTV                                       82.65%               28.52%               100.00%
(1) Weighted Average Gross Coupon                                                7.150%               4.750%               13.250%
(1) (2) Weighted Average Gross Margin                                            5.764%               1.000%                8.625%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  27                   19                    60
(1) Weighted Average Remaining Term to Maturity (months)                            329                  176                   360
(1) (3) Weighted Average Credit Score                                               651                  500                   837
-----------------------------------------------------------------------------------------------------------------------------------
     (1)  Weighted Average reflected in Total.
     (2)  Adjustable Loans Only
     (3)  100.00% of the Mortgage Loans have Credit Scores.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT OF STATISTICAL
                                                                                                               CUT-OFF DATE
                                                           RANGE                                          PRINCIPAL BALANCE
                                                           -----                                          -----------------
         Product Type                                      Adjustable                                     68.53%
                                                           Fixed                                          31.47%
         Fully Amortizing Mortgage Loans                                                                  79.26%
         Balloon Loans                                                                                    14.45%
         Loans with a 60 month IO Period                                                                  6.29%
         Lien                                              First                                          85.51%
                                                           Second                                         14.49%
         Property Type                                     Single Family                                  72.02%
                                                           PUD Single Family (Detached)                   19.58%
                                                           PUD Project (Attached)                         1.59%
                                                           Condominium                                    5.09%
                                                           Duplex                                         1.50%
                                                           Triplex                                        0.07%
                                                           Manufactured Housing                           0.17%
         Occupancy Status                                  Owner Occupied                                 96.68%
                                                           Non-Owner Occupied                             1.73%
                                                           Second Home                                    1.59%
         Geographic Distribution                           California                                     69.80%
                                                           New Jersey                                     3.74%
                                                           New York                                       3.72%
                                                           Virginia                                       2.76%
                                                           Maryland                                       2.07%
         Number of States (including DC)                                                                  35
         Largest Zip Code Concentration                    94015                                          1.40%
         Loans with Prepayment Penalties                                                                  76.91%
-------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                       PERCENT                                     W.A.        W.A.       W.A.
                       OF         AGGREGATE        OF LOANS                W.A.    W.A.      COMBINED   ORIGINAL   REMAINING    W.A.
                     MORTGAGE     PRINCIPAL      BY PRINCIPAL    W.A.      GROSS   CREDIT    ORIGINAL    TERM TO    TERM TO     LOAN
MORTGAGE COUPONS      LOANS        BALANCE         BALANCE       DTI      COUPON   SCORE       LTV      MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000             7      $3,503,633.33       2.08%      43.83%    4.938%    708       67.37%        293       292        1
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500            20       7,968,502.27       4.74       40.94     5.353     685       78.19         360       358        2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000            85      32,117,468.03      19.11       40.64     5.862     680       78.35         358       356        2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500            77      31,762,997.06      18.90       39.46     6.365     657       79.59         360       358        2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000            91      34,215,958.70      20.36       40.72     6.854     639       80.77         356       354        2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500            55      15,067,168.58       8.96       40.15     7.316     628       81.58         358       356        2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000            68      14,046,271.38       8.36       41.04     7.807     620       86.35         344       342        2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500            35       4,036,681.73       2.40       40.95     8.399     602       81.69         303       301        2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000            36       4,061,449.17       2.42       38.29     8.878     625       92.54         271       269        2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500            24       2,564,205.13       1.53       42.05     9.416     640       95.55         252       250        1
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000           30       3,015,536.71       1.79       40.65     9.904     658       95.77         205       203        1
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500          34       2,822,804.85       1.68       40.06    10.448     640       97.97         180       178        2
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000         130      10,184,320.48       6.06       42.32    10.856     648       97.93         180       178        2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500          18         700,580.92       0.42       40.46    11.256     632       98.73         180       178        2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000           9         489,982.40       0.29       43.76    11.806     640      100.00         180       178        2
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500          12         606,491.19       0.36       46.03    12.285     631       98.15         180       179        1
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000          20         859,406.75       0.51       39.13    12.834     636      100.00         180       178        2
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500           1          59,674.06       0.04       31.00    13.250     610      100.00         180       178        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  752    $168,083,132.74     100.00%      40.58%    7.150%    651       82.65%        331       329        2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                       PERCENT                                   W.A.      W.A.      W.A.
                            OF         AGGREGATE      OF LOANS               W.A.      W.A.   COMBINED   ORIGINAL  REMAINING   W.A.
                         MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.     GROSS     CREDIT  ORIGINAL    TERM TO   TERM TO    LOAN
COMBINED ORIGINAL LTV     LOANS         BALANCE       BALANCE      DTI      COUPON    SCORE      LTV     MATURITY  MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 1         $84,915.22      0.05%     25.00%     5.990%    604      28.52%      360        359      1
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                 8       1,728,338.00      1.03      36.10      6.547     663      47.51       343        341      1
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                 6       2,480,793.38      1.48      36.92      6.225     674      53.22       325        324      1
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                 3         829,585.54      0.49      40.58      6.711     574      58.58       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                17       6,015,626.01      3.58      40.76      6.535     654      63.07       335        334      2
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                13       4,374,837.31      2.60      36.81      6.446     643      68.11       351        350      1
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                36      12,810,543.68      7.62      38.60      6.675     643      73.55       354        353      2
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               202      73,312,586.77     43.62      41.23      6.400     658      79.64       358        356      2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                48      13,770,105.06      8.19      38.99      6.857     637      84.08       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                70      16,829,769.67     10.01      40.00      7.402     626      89.30       340        338      2
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                64      13,755,469.38      8.18      42.18      7.596     655      94.54       336        334      2
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00              284      22,090,562.72     13.14      41.55     10.106     657      99.94       194        192      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      752    $168,083,132.74    100.00%     40.58%     7.150%    651      82.65%      331        329      2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                       PERCENT                                   W.A.       W.A.       W.A.
                            OF          AGGREGATE      OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                         MORTGAGE       PRINCIPAL    BY PRINCIPAL     W.A.   GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PRINCIPAL BALANCE         LOANS          BALANCE       BALANCE        DTI    COUPON  SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00          73       $2,479,052.88      1.47%       39.96%  11.145%   613      98.70%      180        178       2
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00       127        8,352,656.86      4.97        40.77    9.886    643      95.06       219        217       2
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00      131       11,239,542.32      6.69        40.24    9.244    640      92.75       234        233       2
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00      56        6,226,803.81      3.70        40.47    9.070    637      92.90       241        239       2
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00      39        5,478,443.85      3.26        39.25    9.119    638      87.45       257        256       2
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00      11        1,806,339.19      1.07        34.58    7.757    621      81.46       312        310       2
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00      10        1,847,450.94      1.10        40.68    7.420    649      80.35       324        323       1
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00       4          848,527.83      0.50        35.15    6.953    645      81.82       315        313       2
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00       5        1,187,255.70      0.71        42.70    6.712    636      76.99       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00       4        1,035,308.30      0.62        39.27    6.368    613      76.60       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00       3          840,930.50      0.50        34.10    7.459    646      90.08       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00       6        1,928,095.82      1.15        38.81    6.654    624      81.56       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00      46       15,504,416.53      9.22        41.86    6.935    646      83.20       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00      37       13,366,126.82      7.95        42.20    6.549    661      80.80       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00      44       17,106,811.10     10.18        40.34    6.482    659      81.79       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00      29       11,948,417.86      7.11        41.73    6.467    644      82.91       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00      23       10,042,769.98      5.97        42.18    6.129    670      78.16       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00      15        6,945,124.29      4.13        37.24    6.453    648      82.25       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00      36       17,582,442.02     10.46        42.01    6.679    639      77.99       355        353       2
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00      11        5,668,368.47      3.37        37.61    6.637    648      81.81       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00       4        2,160,929.09      1.29        45.24    6.373    645      81.07       315        313       2
------------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 575,000.00       9        5,048,514.49      3.00        39.84    6.172    683      79.25       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00       6        3,544,153.83      2.11        41.38    6.309    693      75.65       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 625,000.00       2        1,215,715.59      0.72        44.53    6.129    738      81.75       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
625,000.01 - 650,000.00       7        4,488,359.87      2.67        43.58    6.233    666      75.55       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 675,000.00       2        1,318,885.00      0.78        37.47    6.184    678      80.00       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
675,000.01 - 700,000.00       3        2,047,603.37      1.22        45.33    6.439    655      75.47       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00       2        1,415,897.01      0.84        24.62    7.429    640      76.25       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
725,000.01 - 750,000.00       3        2,215,519.76      1.32        38.67    6.875    646      72.77       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 775,000.00       1          765,000.00      0.46        40.00    6.750    683      85.00       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
775,000.01 - 800,000.00       1          799,259.04      0.48        31.00    6.375    705      53.33       360        359       1
------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 825,000.00       1          802,577.38      0.48        11.00    6.625    617      80.00       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
825,000.01 - 850,000.00       1          825,833.24      0.49        51.00    4.750    705      61.41       180        179       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      752     $168,083,132.74    100.00%       40.58%   7.150%   651      82.65%      331        329       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                      PERCENT                              W.A.        W.A.      W.A.
                               OF        AGGREGATE       OF LOANS            W.A.    W.A.   COMBINED    ORIGINAL  REMAINING   W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS  CREDIT  ORIGINAL     TERM TO   TERM TO    LOAN
ORIGINAL TERM TO MATURITY    LOANS        BALANCE        BALANCE      DTI   COUPON  SCORE      LTV      MATURITY  MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
180                            332     $26,941,763.16      16.03%    41.17%  9.885%   657     95.25%       180       178       2
------------------------------------------------------------------------------------------------------------------------------------
240                              2         151,495.80       0.09     42.97   8.218    571     83.18        240       238       2
------------------------------------------------------------------------------------------------------------------------------------
360                            418     140,989,873.78      83.88     40.47   6.626    650     80.24        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         752    $168,083,132.74     100.00%    40.58%  7.150%   651     82.65%       331       329       2
------------------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                      PERCENT                               W.A.         W.A.      W.A.
                               OF          AGGREGATE      OF LOANS             W.A.    W.A.    COMBINED   ORIGINAL  REMAINING   W.A.
                             MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS  CREDIT   ORIGINAL    TERM TO   TERM TO    LOAN
REMAINING TERM TO MATURITY    LOANS         BALANCE       BALANCE      DTI    COUPON  SCORE      LTV      MATURITY  MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
176 - 180                       332     $26,941,763.16     16.03%     41.17%   9.885%  657      95.25%       180       178       2
------------------------------------------------------------------------------------------------------------------------------------
236 - 240                         2         151,495.80      0.09      42.97    8.218   571      83.18        240       238       2
------------------------------------------------------------------------------------------------------------------------------------
351 - 355                         1         108,108.24      0.06      38.00    7.700   505      63.82        360       355       5
------------------------------------------------------------------------------------------------------------------------------------
356 - 360                       417     140,881,765.54     83.82      40.47    6.625   650      80.26        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          752    $168,083,132.74    100.00%     40.58%   7.150%  651      82.65%       331       329       2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
               NUMBER                         PERCENT                                       W.A.        W.A.        W.A.
                 OF         AGGREGATE         OF LOANS                 W.A.     W.A.     COMBINED     ORIGINAL    REMAINING    W.A.
              MORTGAGE      PRINCIPAL       BY PRINCIPAL     W.A.     GROSS    CREDIT    ORIGINAL      TERM TO     TERM TO     LOAN
CREDIT SCORE   LOANS         BALANCE          BALANCE        DTI      COUPON   SCORE        LTV       MATURITY    MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
801 - 850         4       $1,398,077.23         0.83%       42.38%     6.304%    814       74.60%        348        346         2
------------------------------------------------------------------------------------------------------------------------------------
751 - 800        24        7,021,562.70         4.18        36.66      6.331     771       76.04         343        341         1
------------------------------------------------------------------------------------------------------------------------------------
701 - 750        77       21,629,813.81        12.87        39.57      6.660     720       81.37         331        330         2
------------------------------------------------------------------------------------------------------------------------------------
651 - 700       220       53,699,350.39        31.95        41.74      7.040     672       83.68         323        321         2
------------------------------------------------------------------------------------------------------------------------------------
601 - 650       274       56,359,863.21        33.53        40.29      7.338     627       84.12         330        328         2
------------------------------------------------------------------------------------------------------------------------------------
551 - 600       116       19,991,632.72        11.89        41.12      7.519     582       82.50         340        338         2
------------------------------------------------------------------------------------------------------------------------------------
501 - 550        36        7,894,558.82         4.70        39.33      7.833     529       76.33         356        354         2
------------------------------------------------------------------------------------------------------------------------------------
451 - 500         1           88,273.86         0.05        45.00      8.050     500       85.00         360        358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          752     $168,083,132.74       100.00%       40.58%     7.150%    651       82.65%        331        329         2
------------------------------------------------------------------------------------------------------------------------------------

CREDIT GRADE

------------------------------------------------------------------------------------------------------------------------------------
                 NUMBER                           PERCENT                                   W.A.        W.A.        W.A.
                   OF           AGGREGATE         OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING    W.A.
                MORTGAGE        PRINCIPAL       BY PRINCIPAL    W.A.    GROSS     CREDIT  ORIGINAL     TERM TO     TERM TO     LOAN
CREDIT GRADE     LOANS           BALANCE          BALANCE       DTI     COUPON    SCORE      LTV      MATURITY    MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
AA                 361       $93,126,504.52         55.41%     40.62%    6.908%    689      82.76%       328        327         2
------------------------------------------------------------------------------------------------------------------------------------
A                  239        47,331,242.86         28.16      40.30     7.335     626      83.41        329        327         2
------------------------------------------------------------------------------------------------------------------------------------
A-                  77        12,124,103.30          7.21      42.24     7.716     591      85.22        327        325         2
------------------------------------------------------------------------------------------------------------------------------------
B+                  35         7,916,771.04          4.71      39.00     7.291     563      80.06        359        357         2
------------------------------------------------------------------------------------------------------------------------------------
B                   35         6,640,381.87          3.95      40.75     7.979     534      76.20        357        355         2
------------------------------------------------------------------------------------------------------------------------------------
C                    5           944,129.15          0.56      42.49     7.412     538      67.58        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             752      $168,083,132.74        100.00%     40.58%    7.150%    651      82.65%       331        329         2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                      PERCENT                                 W.A.      W.A.      W.A.
                                OF        AGGREGATE       OF LOANS              W.A.    W.A.   COMBINED  ORIGINAL   REMAINING   W.A.
                             MORTGAGE     PRINCIPAL     BY PRINCIPAL    W.A.   GROSS   CREDIT  ORIGINAL   TERM TO    TERM TO    LOAN
PROPERTY TYPE                 LOANS        BALANCE        BALANCE       DTI    COUPON  SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Single Family                  540     $121,050,197.95     72.02%      41.02%   7.131%  650     82.27%      333       331        2
------------------------------------------------------------------------------------------------------------------------------------
PUD Single Family( Detached)   132       32,902,595.02     19.58       40.66    7.010   658     82.86       331       329        2
------------------------------------------------------------------------------------------------------------------------------------
Condominium                     47        8,549,504.58      5.09       37.14    7.648   647     86.14       314       312        2
------------------------------------------------------------------------------------------------------------------------------------
PUD Project ( Attached)         17        2,665,643.16      1.59       34.18    7.429   642     88.13       327       326        1
------------------------------------------------------------------------------------------------------------------------------------
Duplex                          12        2,515,913.85      1.50       36.98    7.738   646     82.48       326       325        1
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing             3          279,424.40      0.17       39.11    8.190   575     68.96       331       328        3
------------------------------------------------------------------------------------------------------------------------------------
Triplex                          1          119,853.78      0.07       49.00    8.490   576     75.00       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         752     $168,083,132.74    100.00%      40.58%   7.150%  651     82.65%      331       329        2
------------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                   W.A.         W.A.       W.A.
                       OF           AGGREGATE        OF LOANS              W.A.      W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                     MORTGAGE       PRINCIPAL      BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO   LOAN
OCCUPANCY STATUS      LOANS          BALANCE         BALANCE      DTI     COUPON     SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Primary                 731      $162,505,082.63      96.68%     40.55%    7.140%     650      82.66%       330        329      2
------------------------------------------------------------------------------------------------------------------------------------
Investment               12         2,913,531.10       1.73      37.81     7.466      682      79.58        360        358      2
------------------------------------------------------------------------------------------------------------------------------------
Second/Vacation           9         2,664,519.01       1.59      45.89     7.390      656      85.16        344        343      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  752      $168,083,132.74     100.00%     40.58%    7.150%     651      82.65%       331        329      2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                     NUMBER                     PERCENT                             W.A.      W.A.     W.A.
                                      OF         AGGREGATE      OF LOANS            W.A.    W.A.  COMBINED  ORIGINAL REMAINING  W.A.
                                    MORTGAGE     PRINCIPAL    BY PRINCIPAL  W.A.    GROSS  CREDIT ORIGINAL   TERM TO  TERM TO   LOAN
DOCUMENTATION                        LOANS        BALANCE       BALANCE     DTI    COUPON  SCORE    LTV     MATURITY MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Full (w2 & Tax Returns)               376     $75,514,081.81     44.93%    42.10%   7.103%  638    84.23%     331      329       2
------------------------------------------------------------------------------------------------------------------------------------
Stated  Stated/Stated )               155      38,056,987.77     22.64     40.07    7.116   664    78.72      333      331       2
------------------------------------------------------------------------------------------------------------------------------------
Streamlined - Stated (PITI Verified)   97      20,771,476.89     12.36     43.54    7.498   671    83.21      323      322       1
------------------------------------------------------------------------------------------------------------------------------------
Full-alt (24 Months Bank Statements)   48      15,227,934.84      9.06     30.75    6.816   670    83.26      335      333       2
------------------------------------------------------------------------------------------------------------------------------------
Limited (12 Months Bank Statements)    40      10,697,961.20      6.36     39.45    7.360   631    82.09      340      339       2
------------------------------------------------------------------------------------------------------------------------------------
Lite (6 Months Bank Statements)        36       7,814,690.23      4.65     41.29    7.207   651    84.63      328      326       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                752    $168,083,132.74    100.00%    40.58%   7.150%  651    82.65%     331      329       2
------------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                       PERCENT                                  W.A.        W.A.       W.A.
                          OF           AGGREGATE      OF LOANS               W.A.     W.A.   COMBINED   ORIGINAL    REMAINING  W.A.
                        MORTGAGE       PRINCIPAL    BY PRINCIPAL    W.A.    GROSS    CREDIT  ORIGINAL    TERM TO     TERM TO   LOAN
LOAN PURPOSE             LOANS          BALANCE       BALANCE       DTI     COUPON   SCORE     LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Purchase                  445       $87,592,952.86     52.11%      41.70%    7.338%   657     84.65%       320       318         2
------------------------------------------------------------------------------------------------------------------------------------
Cash-out Refinance        250        64,680,488.11     38.48       39.85     6.965    642     80.77        348       346         2
------------------------------------------------------------------------------------------------------------------------------------
Rate-term Refinance        57        15,809,691.77      9.41       37.42     6.863    653     79.25        324       323         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    752      $168,083,132.74    100.00%      40.58%    7.150%   651     82.65%       331       329         2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                     PERCENT                                 W.A.       W.A.      W.A.
                                OF        AGGREGATE       OF LOANS              W.A.     W.A.   COMBINED   ORIGINAL  REMAINING  W.A.
                              MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.     GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO   LOAN
PRODUCT TYPE                   LOANS       BALANCE        BALANCE      DTI     COUPON   SCORE     LTV      MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                        279     $88,583,931.23     52.70%     41.32%    6.749%   635     80.63%      360      358        2
------------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed                    76      25,797,179.87     15.35      39.34     6.497    693     78.80       360      358        2
------------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon                   322      24,294,424.23     14.45      41.25    10.319    656     98.45       180      178        2
------------------------------------------------------------------------------------------------------------------------------------
5/25 ARM                         23       9,391,421.58      5.59      40.46     6.420    656     80.83       360      359        1
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM with 5yr IO period      19       8,698,719.02      5.18      36.39     6.202    668     80.25       360      358        2
------------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                         17       6,646,422.08      3.95      39.65     6.552    631     80.99       360      358        2
------------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed                    10       2,647,338.93      1.58      40.42     5.907    668     65.82       180      179        1
------------------------------------------------------------------------------------------------------------------------------------
5/25 ARM with 5yr IO period       4       1,872,200.00      1.11      37.75     5.844    703     76.14       360      358        2
------------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed                     2         151,495.80      0.09      42.97     8.218    571     83.18       240      238        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          752    $168,083,132.74    100.00%     40.58%    7.150%   651     82.65%      331      329        2
------------------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                        PERCENT                                   W.A.       W.A.        W.A.
                      OF         AGGREGATE        OF LOANS                 W.A.   W.A.    COMBINED   ORIGINAL    REMAINING     W.A.
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO     TERM TO      LOAN
LIEN POSITION       LOANS         BALANCE         BALANCE       DTI      COUPON   SCORE      LTV     MATURITY    MATURITY      AGE
------------------------------------------------------------------------------------------------------------------------------------
  1                  429      $143,731,275.63      85.51%      40.47%     6.613%   650      79.98%      357        355          2
------------------------------------------------------------------------------------------------------------------------------------
  2                  323        24,351,857.11      14.49       41.24     10.321    656      98.43       180        178          2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               752      $168,083,132.74     100.00%      40.58%     7.150%   651      82.65%      331        329          2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                   W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS               W.A.     W.A.   COMBINED    ORIGINAL  REMAINING  W.A.
                          MORTGAGE      PRINCIPAL    BY PRINCIPAL    W.A.   GROSS     CREDIT   ORIGINAL    TERM TO   TERM TO   LOAN
PREPAYMENT PENALTY TERM    LOANS         BALANCE       BALANCE       DTI    COUPON    SCORE      LTV      MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
  0                         190      $38,812,401.32      23.09%     39.62%   7.545%    650      83.37%       319       318      2
------------------------------------------------------------------------------------------------------------------------------------
 12                          35       10,521,233.00       6.26      39.64    7.027     653      82.66        344       342      2
------------------------------------------------------------------------------------------------------------------------------------
 24                         364       83,927,673.01      49.93      42.01    7.001     640      82.94        338       337      2
------------------------------------------------------------------------------------------------------------------------------------
 36                         163       34,821,825.41      20.72      38.52    7.106     678      81.16        322       321      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      752     $168,083,132.74     100.00%     40.58%   7.150%    651      82.65%       331       329      2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                 W.A.      W.A.        W.A.
                             OF       AGGREGATE         OF LOANS              W.A.    W.A.   COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE    PRINCIPAL       BY PRINCIPAL   W.A.    GROSS  CREDIT   ORIGINAL    TERM TO    TERM TO     LOAN
GEOGRAPHIC DISTRIBUTION    LOANS       BALANCE          BALANCE      DTI    COUPON   SCORE     LTV      MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
California                  483     $117,322,316.48       69.80%    40.65%   7.024%   657     82.69%       329       327         2
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                   18        6,280,624.84        3.74     39.56    6.801    631     76.18        322       320         2
------------------------------------------------------------------------------------------------------------------------------------
New York                     22        6,260,331.67        3.72     39.21    6.811    652     80.34        344       343         2
------------------------------------------------------------------------------------------------------------------------------------
Virginia                     33        4,631,084.89        2.76     40.43    7.820    617     83.27        331       330         2
------------------------------------------------------------------------------------------------------------------------------------
Maryland                     18        3,478,842.27        2.07     47.47    7.812    640     81.04        328       327         2
------------------------------------------------------------------------------------------------------------------------------------
Colorado                     15        3,178,435.00        1.89     40.61    7.475    617     84.51        343       341         2
------------------------------------------------------------------------------------------------------------------------------------
Illinois                     12        3,152,090.91        1.88     39.75    7.387    639     86.66        341       340         1
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                 21        2,890,974.22        1.72     40.87    7.548    628     85.68        350       348         2
------------------------------------------------------------------------------------------------------------------------------------
Florida                      16        2,765,529.51        1.65     35.06    7.161    653     80.06        350       349         1
------------------------------------------------------------------------------------------------------------------------------------
Michigan                     12        2,677,526.46        1.59     38.34    7.895    688     82.88        349       348         2
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts                5        2,221,663.78        1.32     46.91    6.998    654     79.68        352       351         1
------------------------------------------------------------------------------------------------------------------------------------
Texas                        19        2,052,159.10        1.22     36.75    7.683    656     84.84        327       325         2
------------------------------------------------------------------------------------------------------------------------------------
Nevada                       10        1,396,035.38        0.83     40.10    8.461    630     82.11        322       320         2
------------------------------------------------------------------------------------------------------------------------------------
Ohio                          5        1,223,362.31        0.73     40.80    7.223    661     82.68        333       332         0
------------------------------------------------------------------------------------------------------------------------------------
Arizona                       7        1,200,216.19        0.71     33.63    7.400    624     78.05        335       333         2
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire                 4        1,191,474.07        0.71     49.87    7.206    639     85.77        317       314         3
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                     8          775,864.57        0.46     40.14    7.219    619     80.31        320       318         2
------------------------------------------------------------------------------------------------------------------------------------
Montana                       4          745,298.71        0.44     27.23    7.127    634     91.22        353       351         2
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                8          602,805.48        0.36     41.07    8.893    622     88.29        305       304         2
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                     4          588,226.40        0.35     52.19    8.109    610     92.65        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Washington                    3          560,616.98        0.33     49.38    8.129    645     85.04        315       313         2
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                     4          440,732.72        0.26     31.40    7.654    593     80.64        360       357         3
------------------------------------------------------------------------------------------------------------------------------------
Utah                          1          412,353.69        0.25     36.00    7.250    703     89.25        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia          1          398,462.49        0.24     52.00    8.000    612     95.00        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                     1          327,285.86        0.19     44.00    7.750    642     95.00        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Oregon                        2          199,127.29        0.12     35.37    8.452    593     90.08        360       359         1
------------------------------------------------------------------------------------------------------------------------------------
Georgia                       4          193,231.24        0.11     38.54   12.101    643     98.57        180       179         1
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                   2          169,211.62        0.10     44.32    8.329    610     96.92        360       357         3
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                   1          166,064.24        0.10     29.00    9.000    574     95.00        360       359         1
------------------------------------------------------------------------------------------------------------------------------------
Delaware                      1          124,794.08        0.07     44.00    6.990    552     76.22        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                3          120,954.19        0.07     49.56   12.706    613    100.00        180       179         1
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                       1           94,202.04        0.06     35.00    5.740    713     80.00        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Missouri                      1           90,735.35        0.05     36.00    9.500    504     89.00        360       359         1
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                      2           82,646.84        0.05     34.38    8.554    590     88.45        319       317         2
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                      1           67,851.87        0.04     34.00    7.990    622     80.00        360       357         3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      752     $168,083,132.74      100.00%    40.58%   7.150%   651     82.65%       331       329         2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                        PERCENT                                  W.A.         W.A.        W.A.
                      OF           AGGREGATE       OF LOANS                W.A.    W.A.   COMBINED    ORIGINAL    REMAINING    W.A.
                    MORTGAGE       PRINCIPAL     BY PRINCIPAL    W.A.     GROSS   CREDIT  ORIGINAL     TERM TO     TERM TO     LOAN
GROSS MARGIN         LOANS          BALANCE        BALANCE       DTI      COUPON  SCORE      LTV      MATURITY    MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000           1          $746,400.00        0.65%     40.00%     6.750%  682      78.57%       360         360        0
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500           4           756,617.62        0.66      38.50      6.413   657      55.17        360         359        1
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000          45        17,634,596.54       15.31      41.56      5.805   659      79.54        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500          85        33,478,777.30       29.06      40.68      6.289   647      78.31        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000          67        24,937,041.33       21.65      41.78      6.577   660      80.51        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500          55        19,187,905.38       16.66      37.60      7.072   612      82.03        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000          46        11,133,490.04        9.67      41.72      7.478   615      84.99        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500          25         4,958,333.92        4.30      40.96      8.078   598      83.34        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           8         1,195,074.74        1.04      48.12      8.632   618      90.59        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           5           998,392.80        0.87      44.20      8.977   610      90.73        360         359        1
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           1           166,064.24        0.14      29.00      9.000   574      95.00        360         359        1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                342      $115,192,693.91      100.00%     40.73%     6.655%  640      80.57%       360         358        2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

---------------------------------------------------------------------------------------------------------------------------
               NUMBER                         PERCENT                                W.A.         W.A.      W.A.
                OF           AGGREGATE        OF LOANS             W.A.     W.A.   COMBINED    ORIGINAL  REMAINING   W.A.
              MORTGAGE       PRINCIPAL      BY PRINCIPAL   W.A.   GROSS    CREDIT  ORIGINAL     TERM TO   TERM TO    LOAN
INITIAL CAP    LOANS          BALANCE         BALANCE      DTI    COUPON   SCORE     LTV       MATURITY  MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------
    1.00          1           $132,369.76        0.11%    21.00%  8.500%    544     62.48%        360       359       1
---------------------------------------------------------------------------------------------------------------------------
    1.50        133         43,254,750.86       37.55     39.59   6.670     636     81.20         360       358       2
---------------------------------------------------------------------------------------------------------------------------
    2.00        135         42,685,201.62       37.06     43.25   6.783     638     80.05         360       359       1
---------------------------------------------------------------------------------------------------------------------------
    3.00         69         27,248,171.67       23.65     38.88   6.477     648     80.76         360       358       2
---------------------------------------------------------------------------------------------------------------------------
    5.00          4          1,872,200.00        1.63     37.75   5.844     703     76.14         360       358       2
---------------------------------------------------------------------------------------------------------------------------
TOTAL:          342       $115,192,693.91      100.00%    40.73%  6.655%    640     80.57%        360       358       2
---------------------------------------------------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

-----------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                          PERCENT                                 W.A.      W.A.       W.A.
                       OF          AGGREGATE         OF LOANS              W.A.     W.A.   COMBINED  ORIGINAL   REMAINING     W.A.
                    MORTGAGE       PRINCIPAL       BY PRINCIPAL    W.A.   GROSS    CREDIT  ORIGINAL   TERM TO    TERM TO      LOAN
PERIODIC CAP          LOANS         BALANCE          BALANCE       DTI    COUPON   SCORE     LTV     MATURITY   MATURITY      AGE
-----------------------------------------------------------------------------------------------------------------------------------
1.000                  342      $115,192,693.91      100.00%      40.73%  6.655%    640     80.57%     360        358          2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 342      $115,192,693.91      100.00%      40.73%  6.655%    640     80.57%     360        358          2
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                       PERCENT                                   W.A.          W.A.        W.A.
                      OF          AGGREGATE      OF LOANS               W.A.      W.A.    COMBINED      ORIGINAL    REMAINING   W.A.
                    MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.     GROSS     CREDIT   ORIGINAL       TERM TO     TERM TO    LOAN
MAXIMUM RATE         LOANS         BALANCE       BALANCE      DTI      COUPON    SCORE      LTV         MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500        5       $2,073,751.19       1.80%     45.33%     5.048%    696      80.00%          360        358        2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000       15        6,123,079.35       5.32      41.25      5.327     674      79.74           360        359        1
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500       63       24,790,401.80      21.52      42.27      5.852     668      79.67           360        358        2
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000       58       23,845,296.60      20.70      39.93      6.372     640      78.95           360        358        2
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500       77       29,469,680.86      25.58      40.49      6.844     639      81.20           360        358        2
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000       45       12,427,618.93      10.79      40.03      7.318     618      81.34           360        358        2
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500       45       10,798,248.69       9.37      39.39      7.769     611      83.68           360        358        2
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000       15        2,350,869.94       2.04      40.69      8.412     563      75.78           360        358        2
------------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500       11        1,877,271.19       1.63      36.58      8.839     562      85.05           360        359        1
------------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000        6        1,025,093.37       0.89      47.99      9.335     622      89.04           360        359        1
------------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500        2          411,381.99       0.36      36.54      9.787     609      78.11           360        359        1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               342     $115,192,693.91     100.00%     40.73%     6.655%    640      80.57%          360        358        2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                      PERCENT                                     W.A.      W.A.         W.A.
                       OF        AGGREGATE       OF LOANS                W.A.     W.A.    COMBINED   ORIGINAL    REMAINING    W.A.
                    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.      GROSS    CREDIT   ORIGINAL    TERM TO     TERM TO     LOAN
MINIMUM RATE         LOANS        BALANCE        BALANCE      DTI       COUPON   SCORE       LTV     MATURITY    MATURITY      AGE
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000          4       $1,626,781.18       1.41%     47.07%     4.993%    700       80.00%      360         358         2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500         16        6,570,049.36       5.70      41.09      5.322     674       79.76       360         359         1
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000         63       24,790,401.80      21.52      42.27      5.852     668       79.67       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500         58       23,909,047.05      20.76      39.67      6.388     640       79.04       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000         78       29,809,079.25      25.88      40.52      6.842     639       81.18       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500         46       12,845,996.31      11.15      39.99      7.304     623       80.96       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000         42        9,878,911.23       8.58      39.88      7.813     605       84.56       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500         16        2,448,681.18       2.13      40.78      8.405     561       74.71       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000         11        1,877,271.19       1.63      36.58      8.839     562       85.05       360         359         1
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500          6        1,025,093.37       0.89      47.99      9.335     622       89.04       360         359         1
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000         2          411,381.99       0.36      36.54      9.787     609       78.11       360         359         1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               342     $115,192,693.91     100.00%     40.73%     6.655%    640       80.57%      360         358         2
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION       BANC OF AMERICA SECURITIES [LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                      PERCENT                                W.A.       W.A.      W.A.
                                OF        AGGREGATE       OF LOANS              W.A.     W.A.  COMBINED   ORIGINAL  REMAINING   W.A.
                             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT  ORIGINAL    TERM TO   TERM TO    LOAN
NEXT RATE ADJUSTMENT DATE     LOANS        BALANCE        BALANCE      DTI     COUPON   SCORE     LTV     MATURITY  MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2005                     1          $108,108.24     0.09%      38.00%    7.700%   505     63.82%     360        355       5
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2005                    2           400,657.14     0.35       45.13     7.174    632     80.92      360        356       4
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2005                   25         9,413,196.84     8.17       41.19     6.604    654     81.27      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2005                153        49,791,357.32    43.22       39.49     6.732    633     81.25      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2005             117        37,569,330.71    32.61       42.61     6.675    642     79.61      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2006                    2           641,110.62     0.56       33.41     6.725    632     79.95      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2006                  7         3,091,461.16     2.68       37.58     6.365    634     82.20      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2006               8         2,913,850.30     2.53       43.22     6.711    628     79.94      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2008                    3         1,003,005.54     0.87       36.77     6.254    659     74.51      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2008                 12         4,760,838.26     4.13       41.92     6.709    655     82.59      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2008              11         4,753,377.78     4.13       38.79     5.887    671     78.90      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
October 1, 2008                 1           746,400.00     0.65       40.00     6.750    682     78.57      360        360       0
------------------------------------------------------------------------------------------------------------------------------------
                              342      $115,192,693.91   100.00%      40.73%    6.655%   640     80.57%     360        358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.